UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09013

Eaton Vance Senior Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Deidre E. Walsh

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

June 30

Date of Fiscal Year End

June 30, 2021

Date of Reporting Period

Item 1.	Reports to Stockholders

Eaton Vance

Senior Income Trust (EVF)

Annual Report

June 30, 2021

Commodity Futures Trading Commission Registration. The Commodity Futures Trading Commission (“CFTC”) has adopted regulations that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The investment adviser has claimed an exclusion from the definition of “commodity pool operator” under the Commodity Exchange Act with respect to its management of the Fund. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator. The adviser is also registered as a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report June 30, 2021

Eaton Vance

Senior Income Trust

Eaton Vance

Senior Income Trust

June 30, 2021

Management’s Discussion of Fund Performance1

Economic and Market Conditions

Amid a global recovery from the pandemic-induced sell-off that had engulfed equity and credit markets in March 2020, senior loans displayed their value as a portfolio diversifier by outperforming the majority of U.S. fixed-income asset classes — including government debt and investment-grade corporate bonds — for the 12-month period ended June 30, 2021.

As the period opened on July 1, 2020, senior loans were in the midst of a rally that had begun the last week of March, as central banks around the world stepped in to support capital markets. The U.S. Federal Reserve (the Fed) had cut its benchmark federal funds rate to 0.00%-0.25%, initiated a significant bond-buying program, and announced other policy measures to help credit markets worldwide.

The loan rally continued through the summer and fall of 2020, as senior loans offered attractive spreads versus other asset classes in a yield-starved environment. In the closing months of the year, the easing of political uncertainties with the election of Joe Biden as president, coupled with the emergency use approval and initial rollout of two COVID-19 vaccines, added further fuel to the rally.

Except for a pause in March 2021, when returns were flat, the loan rally continued into the new year. A massive fiscal stimulus package passed by the U.S. Congress, a still-accommodative set of monetary policies at the Fed, the ongoing rollout of vaccines, and the re-opening of U.S. businesses all provided tailwinds for the asset class through the end of the period.

Technical factors also bolstered loan performance as demand outpaced supply for much of the period. Contributing factors included an increase in institutional demand for structured loan products and a return to net monthly inflows for retail funds in December 2020, for the first time since the previous January. Retail funds continued to experience monthly net inflows from the beginning of 2021 through the end of the period on June 30.

Issuer fundamentals improved during the period as well, with the trailing 12-month default rate falling from 3.23% at the beginning of the period — approximately the market’s long-term average — to 1.25% at period-end. Reflecting the improved economic environment, the average price of loans rose from $89.90 at the start of the period to $98.37 at period-end on June 30, 2021.

For the period as a whole, lower-quality loans outperformed higher-quality issues, with BBB, BB, B, CCC and D-rated (defaulted) loans in the S&P/LSTA Leveraged Loan Index (the Index), a broad measure of the asset class, returning 6.18%, 7.17%, 11.68%, 30.37% and 8.71%, respectively, and the Index overall returning 11.65% for the one-year period.

Fund Performance

For the 12-month period ended June 30, 2021, Eaton Vance Senior Income Trust (the Fund) shares returned 18.65% at net asset value of its common shares (NAV), outperforming the 11.65% return of the Index.

The Fund’s employment of investment leverage was the largest contributor to performance versus the Index during the period. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying exposure to the Fund’s underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as leverage amplified the price increases and coupon payments of loans in the Fund’s underlying portfolio during the period.

The Fund’s out-of-Index allocation to high yield bonds, which generally outperformed the loan market during the period, contributed to performance relative to the Index as well. The Fund’s out-of-Index allocation to collateralized loan obligation (CLO) debt also contributed to Fund performance versus the Index, as CLO prices benefited from strong demand from institutional investors, particularly in the first quarter of 2021. In addition, loan selections within the cable and satellite television, telecommunications, drugs, and leisure goods/activities/movies sectors helped relative performance during the period.

In contrast, loan selections within the oil and gas, retailers (except food and drug), and business equipment and services sectors detracted from performance versus the Index. Underweight positions, relative to the Index, in the air transport and financial intermediaries sectors detracted from relative Fund returns as well. Both sectors performed strongly in the latter half of the period, as pandemic restrictions eased, business activity picked up, and Americans began to travel again.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Senior Income Trust

June 30, 2021

Performance2,3

Portfolio Managers John Redding, Andrew N. Sveen, CFA, Catherine C. McDermott, William E. Holt, CFA and Daniel P. McElaney, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years

Fund at NAV	10/30/1998	18.65%	7.19%	6.03%
Fund at Market Price	—	36.01	9.06	5.94

S&P/LSTA Leveraged Loan Index	—	11.65%	4.98%	4.38%

% Premium/Discount to NAV[4]

				–1.45%

Distributions[5]

Total Distributions per share for the period				$0.407
Distribution Rate at NAV				5.74%
Distribution Rate at Market Price				5.82

% Total Leverage[6]

Auction Preferred Shares (APS)				9.35%
Borrowings				25.62

Growth of $10,000

This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the period indicated. For comparison, the same investment is shown in the indicated index.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated net of management fees and other expenses by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested in accordance with the Fund’s Dividend Reinvestment Plan. Performance at market price will differ from performance at NAV due to variations in the Fund’s market price versus NAV, which may reflect factors such as fluctuations in supply and demand for Fund shares, changes in Fund distributions, shifting market expectations for the Fund’s future returns and distribution rates, and other considerations affecting the trading prices of closed-end funds. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance for periods less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Senior Income Trust

June 30, 2021

Fund Profile

Top 10 Issuers (% of total investments)7

Tibco Software, Inc.	1.3%

Hyland Software, Inc.	1.2

Asurion, LLC	1.1

Finastra USA, Inc.	1.0

athenahealth, Inc.	1.0

MPH Acquisition Holdings, LLC	1.0

Banff Merger Sub, Inc.	1.0

Advisor Group, Inc.	0.9

Tenneco, Inc.	0.9

Mallinckrodt International Finance S.A.	0.9

Total	10.3%

Credit Quality (% of bonds, loans and asset-backed securities)8

Top 10 Sectors (% of total investments)7

Electronics/Electrical	18.8%

Business Equipment and Services	10.2

Health Care	9.8

Industrial Equipment	5.5

Oil and Gas	4.2

Leisure Goods/Activities/Movies	3.7

Building and Development	3.2

Chemicals and Plastics	2.9

Telecommunications	2.9

Insurance	2.7

Total	63.9%

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Senior Income Trust

June 30, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9

Investment Objectives. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital.

Principal Strategies. The Trust pursues its objective by investing primarily in senior, secured floating-rate loans (“Senior Loans”). Senior Loans are loans in which the interest rate paid fluctuates based on a reference rate. Senior Loans typically are secured with specific collateral and have a claim on the assets and/or stock that is senior to subordinated debtholders and stockholders of the borrower. Senior Loans are made to corporations, partnerships and other business entities (“Borrowers”) that operate in various industries and geographical regions.

Under normal market conditions, at least 80% of the Trust’s total assets will be invested in interests in Senior Loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars (each an “Authorized Foreign Currency”) making payments in such Authorized Foreign Currency. The remaining investment assets of the Trust may include, among other types of investments, equity securities that are acquired in connection with an investment in a Senior Loan. For the purpose of the 80% test, total assets is defined as net assets plus any borrowings for investment purposes, including any outstanding preferred shares. The Trust may also invest up to 15% of its net assets in foreign Senior Loans denominated in an Authorized Foreign Currency.

The Trust may invest up to 20% of its total assets in (i) loan interests which have (a) a second lien on collateral (“Second Lien”), (b) no security interest in the collateral, or (c) lower than a senior claim on collateral (“Junior Loans”); (ii) other income-producing securities, such as investment and non-investment grade corporate debt securities and U.S. government and U.S. dollar-denominated foreign government or supranational debt securities; and (iii) warrants and equity securities issued by a Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates.

Loans are typically rated below investment grade (i.e., rated lower than BBB- by S&P Global Ratings (“S&P”). The Fund’s investments in below investment grade securities are commonly referred to as “junk” investments and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. The Trust may invest in individual Senior Loans and other securities of any credit quality.

The Trust may invest up to 15% of net assets in Senior Loans denominated in Authorized Foreign Currencies and may invest in other securities of non-United States issuers. The Trust’s investments may have significant exposure to certain sectors of the economy and thus may react differently to political or economic developments than the market as a whole. The Trust will not invest more than 10% of its assets in securities (including interests in Senior Loans) of any single Borrower.

The Trust may purchase or sell derivative instruments (which derive their value from another instrument, security or index) for risk management purposes, such as hedging against fluctuations in Senior Loans and other securities prices or interest rates. Transactions in derivative instruments may include the purchase or sale of futures contracts on securities, indices and other financial instruments, credit-linked notes, tranches of collateralized loan obligations and/or collateralized debt obligations, options on futures contracts, exchange-traded and over-the-counter options on securities or indices, forward foreign currency exchange contracts, and interest rate, total return and credit default swaps.

The Fund employs leverage to seek opportunities for additional income. Leverage may amplify the effect on the Fund’s NAV of any increase or decrease in the value of investments held. There can be no assurance that the use of borrowings will be successful. The Fund has issued preferred shares and borrowed to establish leverage. Investments in derivative instruments may result in economic leverage for the Fund.

Principal Risks

Market Risk. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. These events may negatively impact broad segments of businesses and populations and may exacerbate pre-existing risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund’s investments cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in reaction to changing market conditions. Monetary and/or fiscal actions taken by U.S. or foreign governments to stimulate or stabilize the global economy may not be effective and could lead to high market volatility. No active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need to liquidate such assets.

Credit Risk. Investments in fixed income and other debt obligations, including loans, (referred to below as “debt instruments”) are subject to the risk of non-payment of scheduled principal and interest. Changes in economic conditions or other circumstances may reduce the capacity of the party obligated to make principal and interest payments on such instruments and may lead to defaults. Such non-payments and defaults may reduce the value of Fund shares and income distributions. The value of debt instruments also may decline because of concerns about the issuer’s ability to make principal and interest payments. In addition, the credit ratings of debt instruments may be lowered if the financial condition of the party obligated to make payments with respect to such instruments deteriorates. In the event of bankruptcy of the issuer of a debt instrument, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing the instrument. In order to enforce its rights in the event of a default, bankruptcy or similar situation, the Fund may be required to retain legal or similar counsel, which may increase the Fund’s operating expenses and adversely affect net asset value. Due to their lower place in the borrower’s capital structure, Junior Loans involve a higher degree of overall risk than Senior Loans to the same borrower.

Additional Risks of Loans. Loans are traded in a private, unregulated inter-dealer or inter-bank resale market and are generally subject to contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell loans (thus affecting their liquidity) and may negatively impact the transaction price. See also “Market Risk” above. It also may take longer than seven days for transactions in loans to settle. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the issuer, the nature of the collateral securing the loan and possibly other factors. Loans with fewer covenants that restrict activities of the borrower may provide the borrower with more flexibility to take actions that may be detrimental to the loan holders and provide fewer

See Endnotes and Additional Disclosures in this report.

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Eaton Vance

Senior Income Trust

June 30, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

investor protections in the event of such actions or if covenants are breached. The Fund may experience relatively greater realized or unrealized losses or delays and expense in enforcing its rights with respect to loans with fewer restrictive covenants. Loans to entities located outside of the U.S. may have substantially different lender protections and covenants as compared to loans to U.S. entities and may involve greater risks. The Fund may have difficulties and incur expense enforcing its rights with respect to non-U.S. loans and such loans could be subject to bankruptcy laws that are materially different than in the U.S. Loans may be structured such that they are not securities under securities law, and in the event of fraud or misrepresentation by a borrower, lenders may not have the protection of the anti-fraud provisions of the federal securities laws. Loans are also subject to risks associated with other types of income investments, including credit risk and risks of lower rated investments.

Lower Rated Investments Risk. Investments rated below investment grade and comparable unrated investments (sometimes referred to as “junk”) have speculative characteristics because of the credit risk associated with their issuers. Changes in economic conditions or other circumstances typically have a greater effect on the ability of issuers of lower rated investments to make principal and interest payments than they do on issuers of higher rated investments. An economic downturn generally leads to a higher non-payment rate, and a lower rated investment may lose significant value before a default occurs. Lower rated investments typically are subject to greater price volatility and illiquidity than higher rated investments.

Interest Rate Risk. In general, the value of debt instruments will fluctuate based on changes in interest rates. The value of these securities is likely to increase when interest rates fall and decline when interest rates rise. Duration measures the time-weighted expected cash flows of a fixed-income security, while maturity refers to the amount of time until a fixed-income security matures. Generally, securities with longer durations or maturities are more sensitive to changes in interest rates than securities with shorter durations or maturities, causing them to be more volatile. Conversely, fixed-income securities with shorter durations or maturities will be less volatile but may provide lower returns than fixed-income securities with longer durations or maturities. The impact of interest rate changes is significantly less for floating-rate instruments that have relatively short periodic rate resets (e.g., ninety days or less). In a rising interest rate environment, the duration of income securities that have the ability to be prepaid or called by the issuer may be extended. In a declining interest rate environment, the proceeds from prepaid or maturing instruments may have to be reinvested at a lower interest rate.

LIBOR Risk. The London Interbank Offered Rate or LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. The Fund has exposure to LIBOR-based instruments. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR, such as floating-rate debt obligations. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects may occur prior to the discontinuation date. Any such effects of the transition away from LIBOR and the adoption of alternative reference rates, as well as other unforeseen effects, could result in losses to the Fund.

Leverage Risk. Leverage, including leverage from the issuance of preferred shares and borrowings, creates risks, including the likelihood of greater volatility of NAV and market price of, and distributions from, the common shares and the risk that fluctuations in dividend rates on preferred shares and in the costs of borrowings may affect the return to common shareholders. To the extent the income derived from investments purchased with funds received from leverage exceeds the cost of leverage, the Fund’s distributions will be greater than if leverage had not been used. Conversely, if the income from the investments purchased with such funds is not sufficient to cover the cost of leverage, the amount of income available for distribution to common shareholders will be less than if leverage had not been used. In the latter case, the investment adviser, may nevertheless determine to maintain the Fund’s leveraged position if it deems such action to be appropriate. While the Fund has preferred shares or borrowings outstanding, an increase in short-term rates would also result in an increased cost of leverage, which would adversely affect the Fund’s income available for distribution. In connection with its borrowings and preferred shares, the Fund will be required to maintain specified asset coverage by applicable federal securities laws and (as applicable) the terms of the preferred shares and its credit facility. The Fund may be required to dispose of portfolio investments on unfavorable terms if market fluctuations or other factors cause the required asset coverage to be less than the prescribed amount. There can be no assurance that a leveraging strategy will be successful.

Foreign Investment Risk. Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which U.S. companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States, and as a result, Fund share values may be more volatile. Trading in foreign markets typically involves higher expense than trading in the United States. The Fund may have difficulties enforcing its legal or contractual rights in a foreign country.

Emerging Markets Investment Risk. Investment markets within emerging market countries are typically smaller, less liquid, less developed and more volatile than those in more developed markets like the United States, and may be focused in certain sectors. Emerging market securities often involve greater risks than developed market securities. The information available about an emerging market issuer may be less reliable than for comparable issuers in more developed capital markets.

Currency Risk. Exchange rates for currencies fluctuate daily. The value of foreign investments may be affected favorably or unfavorably by changes in currency exchange rates in relation to the U.S. dollar. Currency markets generally are not as regulated as securities markets and currency transactions are subject to settlement, custodial and other operational risks.

Derivatives Risk. The Fund’s exposure to derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other investments. The use of derivatives can lead to losses because of adverse movements in the price or value of the security,

See Endnotes and Additional Disclosures in this report.

6

Eaton Vance

Senior Income Trust

June 30, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

instrument, index, currency, commodity, economic indicator or event underlying a derivative (“reference instrument”), due to failure of a counterparty or due to tax or regulatory constraints. Derivatives may create leverage in the Fund, which represents a non-cash exposure to the underlying reference instrument. Leverage can increase both the risk and return potential of the Fund. Derivatives risk may be more significant when derivatives are used to enhance return or as a substitute for a cash investment position, rather than solely to hedge the risk of a position held by the Fund. Use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Changes in the value of a derivative (including one used for hedging) may not correlate perfectly with the underlying reference instrument. Derivative instruments traded in over-the-counter markets may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying reference instrument. If a derivative’s counterparty is unable to honor its commitments, the value of Fund shares may decline and the Fund could experience delays in the return of collateral or other assets held by the counterparty. The loss on derivative transactions may substantially exceed the initial investment, particularly when there is no stated limit on the Fund’s use of derivatives. A derivative investment also involves the risks relating to the reference instrument underlying the investment.

U.S. Government Securities Risk. Although certain U.S. Government sponsored agencies (such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association) may be chartered or sponsored by acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. U.S. Treasury securities generally have a lower return than other obligations because of their higher credit quality and market liquidity.

Equity Securities Risk. The value of equity securities and related instruments may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency, and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer and sector-specific considerations; unexpected trading activity among retail investors; or other factors. Market conditions may affect certain types of stocks to a greater extent than other types of stocks. If the stock market declines in value, the value of the Fund’s equity securities will also likely decline. Although prices can rebound, there is no assurance that values will return to previous levels.

Liquidity Risk. The Fund is exposed to liquidity risk when trading volume, lack of a market maker or trading partner, large position size, market conditions, or legal restrictions impair its ability to sell particular investments or to sell them at advantageous market prices. Consequently, the Fund may have to accept a lower price to sell an investment or continue to hold it or keep the position open, sell other investments to raise cash or abandon an investment opportunity, any of which could have a negative effect on the Fund’s performance. These effects may be exacerbated during times of financial or political stress.

Market Discount Risk. The shares of closed-end management investment companies often trade at a discount from their NAV, and the common shares may likewise trade at a discount from NAV. This risk is separate and distinct from the risk that the Fund’s NAV could decrease as a result of its investment activities. The trading price of the Fund’s common shares may be less than the public offering price.

Risks Associated with Active Management. The success of the Fund’s investment strategy depends on portfolio management’s successful application of analytical skills and investment judgment. Active management involves subjective decisions.

Recent Market Conditions. An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus has resulted in a substantial economic downturn, which may continue for an extended period of time. Health crises caused by outbreaks of disease, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, as well as the economies of individual countries and industries, and could continue to affect the market in significant and unforeseen ways. Other epidemics and pandemics that may arise in the future may have similar effects. For example, a global pandemic or other widespread health crisis could cause substantial market volatility and exchange trading suspensions and closures. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers. The coronavirus outbreak and public and private sector responses thereto have led to large portions of the populations of many countries working from home for indefinite periods of time, temporary or permanent layoffs, disruptions in supply chains, and lack of availability of certain goods. The impact of such responses could adversely affect the information technology and operational systems upon which the Fund and the Fund’s service providers rely, and could otherwise disrupt the ability of the employees of the Fund’s service providers to perform critical tasks relating to the Fund. Any such impact could adversely affect the Fund’s performance, or the performance of the securities in which the Fund invests and may lead to losses on your investment in the Fund.

Cybersecurity Risk. With the increased use of technologies by Fund service providers to conduct business, such as the Internet, the Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cybersecurity failures by or breaches of the Fund’s investment adviser or administrator and other service providers (including, but not limited to, the custodian or transfer agent), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Potential Conflicts of Interest. As a diversified global financial services firm, Morgan Stanley, the parent company of the investment adviser, engages in a broad spectrum of activities where Morgan Stanley’s interests or the interests of its clients may conflict with the interests of the Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or

See Endnotes and Additional Disclosures in this report.

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Eaton Vance

Senior Income Trust

June 30, 2021

The Fund’s Investment Objectives, Principal Strategies and Principal Risks9 — continued

businesses, the ‘‘Affiliated Investment Accounts’’) with a wide variety of investment objectives that in some instances may overlap or conflict with a Fund’s investment objectives and present conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. Conflicts of interest not described below may also exist.

Material Non-public Information. If confidential or material non-public information regarding an investment or potential investment opportunity becomes available to the investment adviser, the investment adviser may be precluded from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity. Morgan Stanley has established certain information barriers and other policies to address the sharing of information between different businesses within Morgan Stanley.

Investments by Morgan Stanley and its Affiliated Investment Accounts. In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, as well as the investment adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, as applicable, the fulfillment of which may not be in the best interests of a Fund or its shareholders. Certain Affiliated Investment Accounts may have investment objectives that overlap with those of a Fund and/or may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the investment adviser to favor such other accounts. To seek to reduce potential conflicts of interest and to attempt to allocate investment opportunities in a fair and equitable manner consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the investment adviser, the investment adviser has implemented allocation policies and procedures.

Morgan Stanley Trading and Principal Investing Activities. Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund’s holdings.

Morgan Stanley’s Investment Banking Activities. Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may be contrary to the Fund’s best interests and/or the best interests of any of its investments.

General Process for Potential Conflicts. The Investment Advisers Act of 1940, as amended (the “Advisers Act”), the Investment Company Act of 1940, as amended (the “1940 Act”), and the Employee Retirement Income Security Act, as amended (“ERISA”) impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In addition, the investment adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

General Fund Investing Risks. The Fund is not a complete investment program and there is no guarantee that the Fund will achieve its investment objective. It is possible to lose money by investing in the Fund. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

See Endnotes and Additional Disclosures in this report.

8

Eaton Vance

Senior Income Trust

June 30, 2021

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward-looking statements.” The Fund’s actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. S&P/LSTA Leveraged Loan indices are a product of S&P Dow Jones Indices LLC (“S&P DJI”) and have been licensed for use. S&P® is a registered trademark of S&P DJI; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); LSTA is a trademark of Loan Syndications and Trading Association, Inc. S&P DJI, Dow Jones, their respective affiliates and their third party licensors do not sponsor, endorse, sell or promote the Fund, will not have any liability with respect thereto and do not have any liability for any errors, omissions, or interruptions of the S&P Dow Jones Indices. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. Included in the average annual total return at NAV for the five- and ten-year periods is the impact of the 2017 and 2019 tender and repurchase of a portion of the Fund’s APS at 95% and 92% of the Fund’s APS per share liquidation preference, respectively. Had these transactions not occurred, the total return at NAV would be lower for the Fund.

[4]

The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to https://funds.eatonvance.com/closed-end-fund-prices.php.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of

Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s APS and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus APS and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P Global Ratings (“S&P”). Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” (if any) are not rated by S&P.

[9]

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares. The Fund is subject to numerous risks, including investment risks. Shares of closed-end funds often trade at a discount from their NAV. The Fund is not a complete investment program and you may lose money investing in the Fund.

Fund profile subject to change due to active management.

9

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments

Asset-Backed Securities — 7.3%
Security	Principal Amount (000’s omitted)	Value

Allegany Park CLO, Ltd., Series 2019-1A, Class E, 6.963%, (3 mo. USD LIBOR + 6.78%), 1/20/33(1)(2)	$450	$451,408

Ares LII CLO, Ltd., Series 2019-52A, Class E, 6.734%, (3 mo. USD LIBOR + 6.55%), 4/22/31(1)(2)	500	500,227

Ares XXXIIR CLO, Ltd., Series 2014-32RA, Class D, 6.006%, (3 mo. USD LIBOR + 5.85%), 5/15/30(1)(2)	1,000	983,785

Ares XXXIV CLO, Ltd., Series 2015-2A, Class ER, 7.04%, (3 mo. USD LIBOR + 6.85%), 4/17/33(1)(2)	550	545,100

Bardot CLO, Ltd., Series 2019-2A, Class E, 7.134%, (3 mo. USD LIBOR + 6.95%), 10/22/32(1)(2)	500	500,937

Benefit Street Partners CLO XIX, Ltd., Series 2019-19A, Class E, 7.204%, (3 mo. USD LIBOR + 7.02%), 1/15/33(1)(2)	750	750,340

Benefit Street Partners CLO XVII, Ltd., Series 2019-17A, Class E, 6.784%, (3 mo. USD LIBOR + 6.60%), 7/15/32(1)(2)	500	500,238

Benefit Street Partners CLO XVIII, Ltd., Series 2019-18A, Class E, 7.084%, (3 mo. USD LIBOR + 6.90%), 10/15/32(1)(2)	500	500,272

BlueMountain CLO XXV, Ltd., Series 2019-25A, Class E, 6.884%, (3 mo. USD LIBOR + 6.70%), 7/15/32(1)(2)	500	500,250

BlueMountain CLO XXVI, Ltd., Series 2019-26A, Class E, 7.888%, (3 mo. USD LIBOR + 7.70%), 10/20/32(1)(2)	1,000	1,002,698

Canyon Capital CLO, Ltd., Series 2019-2A, Class E, 7.334%, (3 mo. USD LIBOR + 7.15%), 10/15/32(1)(2)	400	400,954

Carlyle Global Market Strategies CLO, Ltd.:

Series 2012-3A, Class DR2, 6.686%, (3 mo. USD LIBOR + 6.50%), 1/14/32(1)(2)	600	569,720

Series 2015-5A, Class DR, 6.888%, (3 mo. USD LIBOR + 6.70%), 1/20/32(1)(2)	500	478,363

Cedar Funding X CLO, Ltd., Series 2019-10A, Class E, 7.188%, (3 mo. USD LIBOR + 7.00%), 10/20/32(1)(2)	500	500,849

Fort Washington CLO, Ltd., Series 2019-1A, Class E, 7.438%, (3 mo. USD LIBOR + 7.25%), 10/20/32(1)(2)	500	500,679

Galaxy XV CLO, Ltd., Series 2013-15A, Class ER, 6.829%, (3 mo. USD LIBOR + 6.65%), 10/15/30(1)(2)	500	494,686

Galaxy XXI CLO, Ltd., Series 2015-21A, Class ER, 5.438%, (3 mo. USD LIBOR + 5.25%), 4/20/31(1)(2)	500	478,340

Golub Capital Partners CLO 23M, Ltd., Series 2015-23A, Class ER, 5.938%, (3 mo. USD LIBOR + 5.75%), 1/20/31(1)(2)	600	555,380

Kayne CLO 5, Ltd., Series 2019-5A, Class E, 6.876%, (3 mo. USD LIBOR + 6.70%), 7/24/32(1)(2)	500	500,332

Kayne CLO 7, Ltd., Series 2020-7A, Class E, 6.69%, (3 mo. USD LIBOR + 6.50%), 4/17/33(1)(2)	575	577,113

Security	Principal Amount (000’s omitted)	Value

Madison Park Funding XXXVI, Ltd., Series 2019-36A, Class E, 7.434%, (3 mo. USD LIBOR + 7.25%), 1/15/33(1)(2)	$250	$250,359

Madison Park Funding XXXVII, Ltd., Series 2019-37A, Class E, 6.734%, (3 mo. USD LIBOR + 6.55%), 7/15/32(1)(2)	500	500,279

Neuberger Berman Loan Advisers CLO 31, Ltd., Series 2019-31A, Class ER, 6.683%, (3 mo. USD LIBOR + 6.50%), 4/20/31(1)(2)	500	499,978

Neuberger Berman Loan Advisers CLO 33, Ltd., Series 2019-33A, Class E, 6.984%, (3 mo. USD LIBOR + 6.80%), 10/16/32(1)(2)	500	500,980

Oaktree CLO, Ltd., Series 2019-3A, Class E, 6.958%, (3 mo. USD LIBOR + 6.77%), 7/20/31(1)(2)	750	730,105

Palmer Square CLO, Ltd.:

Series 2013-2A, Class DRR, 6.04%, (3 mo. USD LIBOR + 5.85%), 10/17/31(1)(2)	450	442,687

Series 2019-1A, Class D, 7.154%, (3 mo. USD LIBOR + 7.00%), 11/14/32(1)(2)	500	501,300

Regatta XII Funding, Ltd., Series 2019-1A, Class E, 7.034%, (3 mo. USD LIBOR + 6.85%), 10/15/32(1)(2)	300	300,602

Regatta XIV Funding, Ltd., Series 2018-3A, Class E, 6.126%, (3 mo. USD LIBOR + 5.95%), 10/25/31(1)(2)	300	291,495

Regatta XVI Funding, Ltd., Series 2019-2A, Class E, 7.184%, (3 mo. USD LIBOR + 7.00%), 1/15/33(1)(2)	500	500,774

Southwick Park CLO, LLC, Series 2019-4A, Class E, 6.888%, (3 mo. USD LIBOR + 6.70%), 7/20/32(1)(2)	1,000	1,000,672

Vibrant CLO X, Ltd., Series 2018-10A, Class D, 6.378%, (3 mo. USD LIBOR + 6.19%), 10/20/31(1)(2)	375	355,779

Vibrant CLO XI, Ltd., Series 2019-11A, Class D, 6.958%, (3 mo. USD LIBOR + 6.77%), 7/20/32(1)(2)	500	481,360

Voya CLO, Ltd., Series 2013-1A, Class DR, 6.664%, (3 mo. USD LIBOR + 6.48%), 10/15/30(1)(2)	1,000	937,988

Wellfleet CLO, Ltd., Series 2020-1A, Class D, 7.424%, (3 mo. USD LIBOR + 7.24%), 4/15/33(1)(2)	550	551,441

Total Asset-Backed Securities (identified cost $19,158,671)		$19,137,470

Closed-End Funds — 1.8%
Security	Shares	Value

BlackRock Floating Rate Income Strategies Fund, Inc.	49,400	$654,550

Invesco Senior Income Trust	178,510	796,155

Nuveen Credit Strategies Income Fund	180,539	1,218,638

Nuveen Floating Rate Income Fund	73,198	733,444

Nuveen Floating Rate Income Opportunity Fund	51,054	498,287

Saba Capital Income and Opportunities Fund	148,232	698,173

Total Closed-End Funds (identified cost $5,457,368)		$4,599,247

10	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Common Stocks — 0.8%
Security	Shares	Value

Aerospace and Defense — 0.1%

IAP Global Services, LLC(3)(4)(5)	29	$322,202

		$322,202

Business Equipment and Services — 0.0%(6)

Crossmark Holdings, Inc.(4)(5)	1,731	$103,860

		$103,860

Electronics / Electrical — 0.1%

Skillsoft Corp.(4)(5)	25,137	$247,603

		$247,603

Oil and Gas — 0.0%

Fieldwood Energy, Inc.(3)(4)(5)	9,594	$0

Nine Point Energy Holdings, Inc.(3)(4)(7)	325	0

		$0

Radio and Television — 0.3%

Clear Channel Outdoor Holdings, Inc.(4)(5)	42,539	$112,303

Cumulus Media, Inc., Class A(4)(5)	18,865	276,372

iHeartMedia, Inc., Class A(4)(5)	18,090	487,164

		$875,839

Retailers (Except Food and Drug) — 0.1%

Phillips Pet Holding Corp.(3)(4)(5)	269	$105,268

		$105,268

Telecommunications — 0.2%

GEE Acquisition Holdings Corp.(3)(4)(5)	21,114	$432,415

		$432,415

Total Common Stocks (identified cost $1,945,534)		$2,087,187

Convertible Preferred Stocks — 0.0%
Security	Shares	Value

Oil and Gas — 0.0%

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)(3)(4)(7)	5	$0

Total Convertible Preferred Stocks (identified cost $5,000)		$0

Corporate Bonds — 6.9%
Security	Principal Amount (000’s omitted)	Value

Aerospace and Defense — 0.3%

Rolls-Royce PLC, 5.75%, 10/15/27(1)	$300	$330,834

TransDigm, Inc.:

4.625%, 1/15/29(1)	300	300,987

7.50%, 3/15/27	120	127,812

		$759,633

Automotive — 0.3%

Clarios Global, L.P./Clarios US Finance Co., 8.50%, 5/15/27(1)	$368	$401,654

Ford Motor Co.:

4.75%, 1/15/43	107	113,821

9.00%, 4/22/25	128	157,970

		$673,445

Building and Development — 0.4%

Builders FirstSource, Inc.:

5.00%, 3/1/30(1)	$54	$56,854

6.75%, 6/1/27(1)	400	429,612

Standard Industries, Inc., 5.00%, 2/15/27(1)	271	280,993

White Cap Parent, LLC, 8.25%, (8.25% cash or 9.00% PIK), 3/15/26(1)(8)	250	259,553

		$1,027,012

Business Equipment and Services — 0.4%

GEMS MENASA Cayman, Ltd./GEMS Education Delaware, LLC, 7.125%, 7/31/26(1)	$200	$207,350

Prime Security Services Borrower, LLC/Prime Finance, Inc.:

5.25%, 4/15/24(1)	325	348,654

5.75%, 4/15/26(1)	325	359,872

Terminix Co., LLC (The), 7.45%, 8/15/27	187	219,675

		$1,135,551

Cable and Satellite Television — 0.4%

Altice France S.A., 8.125%, 2/1/27(1)	$212	$231,239

CCO Holdings, LLC/CCO Holdings Capital Corp.:

4.25%, 2/1/31(1)	102	104,040

4.75%, 3/1/30(1)	133	140,814

5.75%, 2/15/26(1)	6	6,215

CSC Holdings, LLC:

4.125%, 12/1/30(1)	200	199,357

5.25%, 6/1/24	5	5,425

5.75%, 1/15/30(1)	254	264,160

11	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Cable and Satellite Television (continued)

Ziggo Bond Co., B.V., 6.00%, 1/15/27(1)	$156	$163,598

		$1,114,848

Commercial Services — 0.1%

AMN Healthcare, Inc., 4.625%, 10/1/27(1)	$130	$135,356

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc., 5.375%, 3/1/29(1)	200	208,535

		$343,891

Conglomerates — 0.0%(6)

Spectrum Brands, Inc.:

5.00%, 10/1/29(1)	$9	$9,567

5.75%, 7/15/25	2	2,052

		$11,619

Containers and Glass Products — 0.1%

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 4.125%, 8/15/26(1)	$200	$206,767

		$206,767

Distribution & Wholesale — 0.0%(6)

Performance Food Group, Inc., 5.50%, 10/15/27(1)	$30	$31,570

		$31,570

Drugs — 0.2%

AdaptHealth, LLC, 6.125%, 8/1/28(1)	$55	$58,641

Bausch Health Americas, Inc., 8.50%, 1/31/27(1)	59	64,274

Bausch Health Companies, Inc., 7.00%, 1/15/28(1)	327	337,778

		$460,693

Ecological Services and Equipment — 0.0%(6)

GFL Environmental, Inc., 3.50%, 9/1/28(1)	$100	$99,891

		$99,891

Electronics / Electrical — 0.2%

LogMeIn, Inc., 5.50%, 9/1/27(1)	$400	$414,820

Sensata Technologies, Inc., 4.375%, 2/15/30(1)	21	22,160

		$436,980

Financial Intermediaries — 0.3%

Ford Motor Credit Co., LLC, 5.125%, 6/16/25	$419	$461,947

Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.25%, 5/15/26	271	287,992

Security	Principal Amount (000’s omitted)	Value

Financial Intermediaries (continued)

JPMorgan Chase & Co., Series S, 6.75% to 2/1/24(9)(10)	$35	$38,832

		$788,771

Food Products — 0.2%

Del Monte Foods, Inc., 11.875%, 5/15/25(1)	$500	$570,625

JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 5.50%, 1/15/30(1)	68	76,140

		$646,765

Food / Drug Retailers — 0.2%

Fresh Market, Inc. (The), 9.75%, 5/1/23(1)	$575	$591,632

		$591,632

Health Care — 0.4%

Centene Corp.:

2.50%, 3/1/31	$118	$116,525

3.00%, 10/15/30	219	225,248

3.375%, 2/15/30	37	38,727

HCA, Inc.:

5.625%, 9/1/28	150	177,937

5.875%, 2/15/26	7	8,106

Molina Healthcare, Inc., 3.875%, 11/15/30(1)	110	114,688

MPH Acquisition Holdings, LLC, 5.75%, 11/1/28(1)	108	108,673

Tenet Healthcare Corp., 6.75%, 6/15/23	109	119,083

		$908,987

Industrial Equipment — 0.0%(6)

Hillman Group, Inc. (The), 6.375%, 7/15/22(1)	$12	$12,023

		$12,023

Internet Software & Services — 0.1%

Netflix, Inc., 5.375%, 11/15/29(1)	$205	$249,269

		$249,269

Leisure Goods / Activities / Movies — 0.2%

Carnival Corp., 6.65%, 1/15/28	$51	$55,303

Viking Cruises, Ltd.:

5.875%, 9/15/27(1)	423	418,537

6.25%, 5/15/25(1)	20	19,979

		$493,819

12	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Lodging and Casinos — 0.4%

Caesars Resort Collection, LLC/CRC Finco, Inc., 5.25%, 10/15/25(1)	$401	$406,514

MGM Resorts International, 7.75%, 3/15/22	10	10,464

Stars Group Holdings B.V./Stars Group US Co-Borrower, LLC, 7.00%, 7/15/26(1)	417	432,145

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/27(1)	109	117,388

		$966,511

Metals / Mining — 0.2%

Cleveland-Cliffs, Inc., 6.75%, 3/15/26(1)	$243	$262,440

Hudbay Minerals, Inc., 6.125%, 4/1/29(1)	250	266,562

		$529,002

Nonferrous Metals / Minerals — 0.0%(6)

New Gold, Inc.:

6.375%, 5/15/25(1)	$22	$22,742

7.50%, 7/15/27(1)	80	86,900

		$109,642

Oil and Gas — 0.8%

Centennial Resource Production, LLC, 6.875%, 4/1/27(1)	$175	$179,207

Colgate Energy Partners III, LLC, 7.75%, 2/15/26(1)	150	164,959

CVR Energy, Inc., 5.75%, 2/15/28(1)	200	202,102

Energy Transfer, L.P., 5.875%, 1/15/24	15	16,627

Neptune Energy Bondco PLC, 6.625%, 5/15/25(1)	463	476,874

Occidental Petroleum Corp., 6.625%, 9/1/30	402	482,902

Ovintiv, Inc., 6.50%, 2/1/38	300	400,045

Tervita Corp., 11.00%, 12/1/25(1)	102	114,416

		$2,037,132

Packaging & Containers — 0.1%

ARD Finance S.A., 6.50%, (6.50% cash or 7.25% PIK), 6/30/27(1)(8)	$200	$210,416

		$210,416

Radio and Television — 0.7%

Diamond Sports Group, LLC/Diamond Sports Finance Co., 5.375%, 8/15/26(1)	$1,460	$947,369

iHeartCommunications, Inc.:

6.375%, 5/1/26	102	109,033

8.375%, 5/1/27	435	467,000

Sirius XM Radio, Inc., 4.125%, 7/1/30(1)	39	39,441

Security		Principal Amount (000’s omitted)	Value

Radio and Television (continued)

Terrier Media Buyer, Inc., 8.875%, 12/15/27(1)		$144	$156,069

			$1,718,912

Real Estate Investment Trusts (REITs) — 0.1%

Service Properties Trust, 3.95%, 1/15/28		$400	$378,196

			$378,196

Steel — 0.3%

Allegheny Technologies, Inc., 7.875%, 8/15/23		$300	$329,250

Infrabuild Australia Pty, Ltd., 12.00%, 10/1/24(1)		500	530,040

			$859,290

Telecommunications — 0.3%

Connect Finco S.a.r.l./Connect US Finco, LLC, 6.75%, 10/1/26(1)		$200	$211,752

Digicel International Finance, Ltd./Digicel International Holdings, Ltd., 8.75%, 5/25/24(1)		275	287,412

Lumen Technologies, Inc., Series W, 6.75%, 12/1/23		15	16,654

Sprint Communications, Inc., 6.00%, 11/15/22		3	3,180

Sprint Corp.:

7.25%, 9/15/21		110	111,855

7.625%, 2/15/25		100	118,938

			$749,791

Utilities — 0.2%

Calpine Corp., 5.125%, 3/15/28(1)		$400	$407,566

Vistra Operations Co., LLC, 5.00%, 7/31/27(1)		93	95,593

			$503,159

Total Corporate Bonds (identified cost $17,721,848)			$18,055,217

Senior Floating-Rate Loans — 124.2%(11)
Borrower/Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 3.0%

Aernnova Aerospace S.A.U.:

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/22/27	EUR	179	$204,330

Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 2/26/27	EUR	696	796,887

AI Convoy (Luxembourg) S.a.r.l., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 1/17/27(12)		1,797	1,798,467

13	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description	Principal Amount* (000’s omitted)	Value

Aerospace and Defense (continued)

Dynasty Acquisition Co., Inc.:

Term Loan, 3.647%, (3 mo. USD LIBOR + 3.50%), 4/6/26	785	$764,946

Term Loan, 3.647%, (3 mo. USD LIBOR + 3.50%), 4/6/26	1,460	1,422,800

IAP Worldwide Services, Inc.:

Revolving Loan, 0.75%, 7/18/23(13)	161	160,887

Term Loan - Second Lien, 8.00%, (3 mo. USD LIBOR + 6.50%, Floor 1.50%), 7/18/23(3)	207	169,547

Spirit Aerosystems, Inc., Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 1/15/25	199	200,866

WP CPP Holdings, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/30/25	2,383	2,336,683

		$7,855,413

Air Transport — 0.6%

Mileage Plus Holdings, LLC, Term Loan, 6.25%, (3 mo. USD LIBOR + 5.25%, Floor 1.00%), 6/21/27	350	$374,090

SkyMiles IP, Ltd., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/20/27	1,000	1,057,375

		$1,431,465

Automotive — 3.4%

Autokiniton US Holdings, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 4/6/28	625	$630,078

Bright Bidco B.V., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 6/30/24(12)	721	605,799

Chassix, Inc., Term Loan, 6.50%, (USD LIBOR + 5.50%, Floor 1.00%), 11/15/23(12)	627	624,375

Dayco Products, LLC, Term Loan, 4.385%, (3 mo. USD LIBOR + 4.25%), 5/19/23	480	459,600

Garrett LX I S.a.r.l., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/30/28	350	351,969

Les Schwab Tire Centers, Term Loan, 4.25%, (6 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/2/27	1,294	1,296,734

MajorDrive Holdings IV, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 5/12/28	325	325,863

Tenneco, Inc., Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 10/1/25	3,485	3,458,070

Truck Hero, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/31/28	599	599,331

Wheel Pros, LLC, Term Loan, 5.25%, (1 mo. USD LIBOR + 4.50%, Floor 0.75%), 5/11/28	400	401,473

		$8,753,292

Beverage and Tobacco — 0.6%

Arterra Wines Canada, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/24/27	498	$499,132

Borrower/Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco (continued)

City Brewing Company, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 4/5/28	400	$402,000

Triton Water Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 3/31/28	650	650,349

		$1,551,481

Brokerage / Securities Dealers / Investment Houses — 1.7%

Advisor Group, Inc., Term Loan, 4.604%, (1 mo. USD LIBOR + 4.50%), 7/31/26	3,531	$3,543,006

Hudson River Trading, LLC, Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 3/20/28	1,022	1,020,094

		$4,563,100

Building and Development — 4.2%

ACProducts, Inc., Term Loan, 4.75%, (6 mo. USD LIBOR + 4.25%, Floor 0.50%), 5/5/28	925	$921,820

Advanced Drainage Systems, Inc., Term Loan, 2.375%, (1 mo. USD LIBOR + 2.25%), 7/31/26	94	94,650

American Residential Services, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/15/27	274	273,796

Brookfield Property REIT, Inc., Term Loan, 2.604%, (1 mo. USD LIBOR + 2.50%), 8/27/25	1,425	1,393,585

Core & Main L.P., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/1/24(12)	509	509,253

Cornerstone Building Brands, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/12/28	424	424,467

CP Atlas Buyer, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 11/23/27	574	572,846

CPG International, Inc., Term Loan, 3.25%, (3 mo. USD LIBOR + 2.50%, Floor 0.75%), 5/5/24	525	524,630

Foundation Building Materials Holding Company, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 2/3/28	600	596,678

MI Windows and Doors, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/18/27	224	224,761

Northstar Group Services, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 11/9/26	617	621,816

Park River Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 12/28/27	325	323,748

RE/MAX International, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 12/15/23	878	878,651

Werner FinCo L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 7/24/24	530	531,061

White Cap Buyer, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 4.00%, Floor 0.50%), 10/19/27	1,070	1,072,466

14	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Building and Development (continued)

WireCo WorldGroup, Inc.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/30/23		1,363	$1,365,526

Term Loan - Second Lien, 10.00%, (6 mo. USD LIBOR + 9.00%, Floor 1.00%), 9/30/24		532	516,435

			$10,846,189

Business Equipment and Services — 14.1%

Adtalem Global Education, Inc., Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 4/11/25		170	$169,043

AlixPartners, LLP:

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 2/4/28		773	770,593

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/4/28	EUR	249	295,311

Allied Universal Holdco, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/12/28		667	669,365

AppLovin Corporation, Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 8/15/25		1,906	1,905,264

Belfor Holdings, Inc., Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 4/6/26		245	245,306

Blitz 20-487 GmbH, Term Loan, 3.50%, (1 mo. EURIBOR + 3.50%), 4/28/28	EUR	375	444,295

Bracket Intermediate Holding Corp., Term Loan, 4.444%, (3 mo. USD LIBOR + 4.25%), 9/5/25		413	413,485

Brand Energy & Infrastructure Services, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/21/24		1,721	1,694,909

Camelot U.S. Acquisition 1 Co., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/30/26		547	548,208

CM Acquisition Co., Term Loan, 11.00%, (3 mo. USD LIBOR + 10.00%, Floor 1.00%), 7/26/23		91	90,121

Deerfield Dakota Holding, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 4/9/27		1,733	1,742,751

EAB Global, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 11/15/24		605	604,876

Endure Digital, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 2/10/28		1,500	1,495,782

First Advantage Holdings, LLC, Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 1/31/27		1,302	1,297,222

Garda World Security Corporation, Term Loan, 4.35%, (1 mo. USD LIBOR + 4.25%), 10/30/26		1,495	1,503,565

Grab Holdings, Inc., Term Loan, 5.50%, (6 mo. USD LIBOR + 4.50%, Floor 1.00%), 1/29/26		1,147	1,170,068

Greeneden U.S. Holdings II, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		424	425,451

IG Investment Holdings, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/23/25		1,839	1,845,171

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Intrado Corporation:

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 10/10/24		1,890	$1,836,190

Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 10/10/24		452	442,600

IRI Holdings, Inc., Term Loan, 4.354%, (1 mo. USD LIBOR + 4.25%), 12/1/25		2,925	2,929,878

Ivanti Software, Inc.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/1/27		349	348,143

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/1/27		1,322	1,324,992

KUEHG Corp.:

Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/21/25		1,403	1,384,590

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 8/22/25		200	198,500

LGC Group Holdings, Ltd., Term Loan, 2.75%, (1 mo. EURIBOR + 2.75%), 4/21/27	EUR	225	264,237

Loire Finco Luxembourg S.a.r.l., Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 4/21/27		149	146,340

MedAssets Software Intermediate Holdings, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 1/28/28		225	225,141

Monitronics International, Inc., Term Loan, 7.75%, (1 mo. USD LIBOR + 6.50%, Floor 1.25%), 3/29/24		359	350,600

Nielsen Consumer, Inc.:

Term Loan, 4.00%, (1 mo. EURIBOR + 4.00%), 3/6/28	EUR	200	237,370

Term Loan, 4.08%, (1 mo. USD LIBOR + 4.00%), 3/6/28		349	350,216

Packaging Coordinators Midco, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 11/30/27		574	574,710

PGX Holdings, Inc., Term Loan, 10.50%, (3 mo. USD LIBOR + 9.50%, Floor 1.00%), 6.25% cash, 4.25% PIK, 9/29/23		266	254,267

Pike Corporation, Term Loan, 3.11%, (1 mo. USD LIBOR + 3.00%), 1/21/28		240	239,593

Prime Security Services Borrower, LLC, Term Loan, 3.50%, (USD LIBOR + 2.75%, Floor 0.75%), 9/23/26(12)		1,008	1,007,672

Rockwood Service Corporation, Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 1/23/27		1,664	1,669,539

Sabre GLBL, Inc.:

Term Loan, 2.104%, (1 mo. USD LIBOR + 2.00%), 2/22/24		459	452,559

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/17/27		199	200,679

15	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)

Skopima Merger Sub, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 4.00%, Floor 0.50%), 4/30/28		525	$525,000

SMG US Midco 2, Inc., Term Loan, 2.662%, (USD LIBOR + 2.50%), 1/23/25(12)		121	117,442

Sotheby’s, Term Loan, 5.50%, (3 mo. USD LIBOR + 4.75%, Floor 0.75%), 1/15/27		295	297,581

Spin Holdco, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 3/1/28		2,045	2,048,709

Vestcom Parent Holdings, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 12/19/23		1,600	1,602,029

Zephyr Bidco Limited, Term Loan, 4.805%, (1 mo. GBP LIBOR + 4.75%), 7/23/25	GBP	350	479,465

			$36,838,828

Cable and Satellite Television — 1.3%

Altice France S.A.:

Term Loan, 3.871%, (3 mo. USD LIBOR + 3.69%), 1/31/26		340	$338,115

Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 8/14/26		686	685,787

Numericable Group S.A., Term Loan, 3.00%, (3 mo. EURIBOR + 3.00%), 7/31/25	EUR	216	252,520

UPC Financing Partnership, Term Loan, 3.073%, (1 mo. USD LIBOR + 3.00%), 1/31/29		1,600	1,592,333

Virgin Media Bristol, LLC, Term Loan, 3.353%, (1 mo. USD LIBOR + 3.25%), 1/31/29		575	574,775

			$3,443,530

Chemicals and Plastics — 4.1%

Aruba Investments, Inc.:

Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 11/24/27	EUR	249	$296,805

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/24/27		349	350,871

Atotech B.V.:

Term Loan, 2.75%, (3 mo. EURIBOR + 2.75%), 3/18/28	EUR	150	176,751

Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/18/28		500	498,047

Charter NEX US, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		224	225,419

Chemours Company (The), Term Loan, 2.50%, (3 mo. EURIBOR + 2.00%, Floor 0.50%), 4/3/25	EUR	281	332,590

CPC Acquisition Corp., Term Loan, 3.897%, (3 mo. USD LIBOR + 3.75%), 12/29/27		374	374,296

Emerald Performance Materials, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.00%, Floor 1.00%), 8/12/25		170	171,009

Borrower/Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)

Ferro Corporation:

Term Loan, 2.397%, (3 mo. USD LIBOR + 2.25%), 2/14/24		70	$70,182

Term Loan, 2.397%, (3 mo. USD LIBOR + 2.25%), 2/14/24		72	71,708

Term Loan, 2.397%, (3 mo. USD LIBOR + 2.25%), 2/14/24		87	86,443

Flint Group GmbH, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		70	69,796

Flint Group US, LLC, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 5.25% cash, 0.75% PIK, 9/21/23		423	422,207

Gemini HDPE, LLC, Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 12/31/27		370	370,057

Hexion, Inc., Term Loan, 3.71%, (3 mo. USD LIBOR + 3.50%), 7/1/26		343	343,572

Illuminate Buyer, LLC, Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 6/30/27		373	371,339

INEOS Enterprises Holdings US Finco, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/28/26		101	101,328

INEOS Styrolution US Holding, LLC, Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 1/29/26		1,250	1,249,024

Lonza Group AG, Term Loan, 4/29/28(14)		650	651,137

LSF11 Skyscraper Holdco S.a.r.l., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/29/27		274	275,341

Momentive Performance Materials, Inc., Term Loan, 3.36%, (1 mo. USD LIBOR + 3.25%), 5/15/24		221	219,443

PMHC II, Inc., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 3/31/25(12)		808	802,884

Pregis TopCo Corporation, Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 7/31/26		296	295,639

Rohm Holding GmbH, Term Loan, 4.978%, (6 mo. USD LIBOR + 4.75%), 7/31/26		1,654	1,658,691

Solenis Holdings, LLC, Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 6/26/25	EUR	124	148,099

Tronox Finance, LLC, Term Loan, 2.63%, (USD LIBOR + 2.50%), 3/13/28(12)		953	948,535

Venator Materials Corporation, Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 8/8/24		168	167,490

			$10,748,703

Conglomerates — 0.3%

Conair Holdings, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 5/17/28		800	$802,700

Penn Engineering & Manufacturing Corp., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 6/27/24		83	83,549

			$886,249

16	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 2.8%

BWAY Holding Company, Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 4/3/24		1,922	$1,879,075

Flex Acquisition Company, Inc.:

Term Loan, 3.452%, (3 mo. USD LIBOR + 3.25%), 6/29/25		1,665	1,651,292

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/23/28		1,604	1,599,387

Libbey Glass, Inc., Term Loan, 9.00%, (6 mo. USD LIBOR + 8.00%, Floor 1.00%), 11/13/25		342	356,092

Proampac PG Borrower, LLC, Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 11/3/25(12)		1,240	1,243,015

TricorBraun Holdings, Inc.:

Term Loan, 3.267%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28(13)		55	54,739

Term Loan, 3.75%, (6 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/3/28		245	243,362

Trident TPI Holdings, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 10/17/24		362	362,023

			$7,388,985

Cosmetics / Toiletries — 0.3%

Kronos Acquisition Holdings, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 12/22/26		647	$643,054

			$643,054

Drugs — 3.6%

Aenova Holding GmbH, Term Loan, 5.00%, (3 mo. EURIBOR + 5.00%), 3/6/25	EUR	1,400	$1,670,011

Akorn, Inc., Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 10/1/25		419	432,779

Albany Molecular Research, Inc.:

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 8/30/24		313	313,497

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 8/30/24		124	124,748

Alkermes, Inc., Term Loan, 3.00%, (3 mo. USD LIBOR + 2.50%, Floor 0.50%), 3/9/26		184	183,828

Amneal Pharmaceuticals, LLC, Term Loan, 3.625%, (1 mo. USD LIBOR + 3.50%), 5/4/25		1,616	1,592,250

Arbor Pharmaceuticals, Inc., Term Loan, 6.00%, (6 mo. USD LIBOR + 5.00%, Floor 1.00%), 7/5/23		376	375,042

Cambrex Corporation, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 12/4/26		149	149,872

Jazz Financing Lux S.a.r.l., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 4/21/28		850	854,174

Mallinckrodt International Finance S.A.:

Term Loan, 6.00%, (6 mo. USD LIBOR + 5.25%, Floor 0.75%), 9/24/24		2,130	2,066,991

Borrower/Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)

Mallinckrodt International Finance S.A.: (continued)

Term Loan, 6.25%, (6 mo. USD LIBOR + 5.50%, Floor 0.75%), 2/24/25		1,350	$1,314,637

Nidda Healthcare Holding AG, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 8/21/26	EUR	275	324,043

			$9,401,872

Ecological Services and Equipment — 0.8%

EnergySolutions, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 5/9/25		1,747	$1,742,761

GFL Environmental, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 5/30/25		25	24,925

TruGreen Limited Partnership, Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 11/2/27		299	300,785

			$2,068,471

Electronics / Electrical — 26.7%

Allegro Microsystems, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.75%, Floor 0.50%), 9/30/27		21	$21,154

Applied Systems, Inc.:

Term Loan, 3.75%, (3 mo. USD LIBOR + 3.25%, Floor 0.50%), 9/19/24		950	949,322

Term Loan - Second Lien, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 9/19/25		1,212	1,232,067

Aptean, Inc., Term Loan, 4.354%, (1 mo. USD LIBOR + 4.25%), 4/23/26		2,323	2,320,495

AQA Acquisition Holding, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.25%, Floor 0.50%), 3/3/28		425	426,771

Astra Acquisition Corp., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.75%, Floor 0.75%), 3/1/27		396	396,503

Banff Merger Sub, Inc.:

Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 10/2/25		3,575	3,557,935

Term Loan, 4.00%, (3 mo. EURIBOR + 4.00%), 10/2/25	EUR	122	145,275

Barracuda Networks, Inc., Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 10/30/28		200	204,333

Buzz Merger Sub, Ltd.:

Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 1/29/27		272	271,053

Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 1/29/27		27	26,806

Cambium Learning Group, Inc., Term Loan, 5.25%, (3 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/18/25		638	642,934

Celestica, Inc., Term Loan, 2.595%, (1 mo. USD LIBOR + 2.50%), 6/27/25		87	86,891

CentralSquare Technologies, LLC, Term Loan, 3.897%, (3 mo. USD LIBOR + 3.75%), 8/29/25		1,571	1,474,431

17	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Cloudera, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.50%, Floor 0.75%), 12/22/27		299	$299,400

Cohu, Inc., Term Loan, 3.172%, (6 mo. USD LIBOR + 3.00%), 10/1/25		116	116,108

Concorde Midco, Ltd., Term Loan, 4.00%, (6 mo. EURIBOR + 4.00%), 3/1/28	EUR	250	297,030

Constant Contact, Inc.:

Term Loan, 4.75%, 2/10/28(13)		196	195,454

Term Loan, 4.75%, (6 mo. USD LIBOR + 4.00%, Floor 0.75%), 2/10/28		729	727,522

Cornerstone OnDemand, Inc., Term Loan, 3.341%, (1 mo. USD LIBOR + 3.25%), 4/22/27		2,805	2,807,183

CPI International, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/26/24		1,232	1,231,699

Delta TopCo, Inc.:

Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 12/1/27		725	727,493

Term Loan - Second Lien, 8.00%, (6 mo. USD LIBOR + 7.25%, Floor 0.75%), 12/1/28		1,000	1,017,500

E2open, LLC, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 2/4/28		425	425,930

ECI Macola Max Holdings, LLC, Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/9/27		547	549,302

Electro Rent Corporation, Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 1/31/24		2,497	2,516,027

Energizer Holdings, Inc., Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 12/22/27		541	540,637

Epicor Software Corporation, Term Loan - Second Lien, 8.75%, (1 mo. USD LIBOR + 7.75%, Floor 1.00%), 7/31/28		375	388,946

Finastra USA, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/13/24		3,854	3,797,761

Fiserv Investment Solutions, Inc., Term Loan, 4.155%, (3 mo. USD LIBOR + 4.00%), 2/18/27		1,262	1,266,983

Gainwell Acquisition Corp., Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/1/27		2,889	2,901,944

Hyland Software, Inc.:

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 7/1/24		2,791	2,800,229

Term Loan - Second Lien, 7.00%, (1 mo. USD LIBOR + 6.25%, Floor 0.75%), 7/7/25		1,787	1,796,660

Imperva, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.00%, Floor 1.00%), 1/12/26		298	299,077

Imprivata, Inc., Term Loan, 4.00%, (3 mo. USD LIBOR + 3.50%, Floor 0.50%), 12/1/27		599	600,246

Informatica, LLC:

Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/25/27	EUR	123	145,323

Term Loan - Second Lien, 7.125%, 2/25/25(15)		750	768,750

Borrower/Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Liftoff Mobile, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 3/17/28	249	$248,595

LogMeIn, Inc., Term Loan, 4.827%, (1 mo. USD LIBOR + 4.75%), 8/31/27	896	894,847

MA FinanceCo., LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 6/5/25	834	846,400

Magenta Buyer, LLC:

Term Loan, 5/3/28(14)	2,075	2,077,222

Term Loan - Second Lien, 5/3/29(14)	550	545,875

Marcel LUX IV S.a.r.l., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 12/31/27	50	50,307

Mirion Technologies, Inc., Term Loan, 4.147%, (3 mo. USD LIBOR + 4.00%), 3/6/26	1,237	1,240,242

Oravel Stays Singapore Pte., Ltd., Term Loan, 5/21/28(14)	275	280,500

Panther Commercial Holdings L.P., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.50%, Floor 0.50%), 1/7/28	325	326,016

PointClickCare Technologies, Inc., Term Loan, 3.75%, (USD LIBOR + 3.00%, Floor 0.75%), 12/29/27(12)	299	299,437

Polaris Newco, LLC, Term Loan, 4.50%, (6 mo. USD LIBOR + 4.00%, Floor 0.50%), 6/2/28	1,275	1,280,071

ProQuest, LLC, Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 10/23/26	897	897,497

Rackspace Technology Global, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 2.75%, Floor 0.75%), 2/15/28	723	720,363

RealPage, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 4/24/28	1,150	1,148,131

Recorded Books, Inc., Term Loan, 4.08%, (1 mo. USD LIBOR + 4.00%), 8/29/25	1,125	1,127,705

Renaissance Holding Corp.:

Term Loan, 3.343%, (1 mo. USD LIBOR + 3.25%), 5/30/25	557	552,368

Term Loan - Second Lien, 7.104%, (1 mo. USD LIBOR + 7.00%), 5/29/26	1,075	1,081,047

Riverbed Technology, Inc., Term Loan - Second Lien, 12.00%, (3 mo. USD LIBOR + 11.00%, Floor 1.00%), 7.50% cash, 4.50% PIK, 12/31/26	6	4,814

SkillSoft Corporation:

Term Loan, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 12/27/24	201	202,804

Term Loan - Second Lien, 8.50%, (3 mo. USD LIBOR + 7.50%, Floor 1.00%), 4/27/25	663	664,225

Sophia L.P., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/7/27	199	199,415

SurveyMonkey, Inc., Term Loan, 3.85%, (1 week USD LIBOR + 3.75%), 10/10/25	464	461,820

Symplr Software, Inc., Term Loan, 5.25%, (6 mo. USD LIBOR + 4.50%, Floor 0.75%), 12/22/27	399	399,898

Tech Data Corporation, Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 6/30/25	546	547,376

18	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)

Thoughtworks, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.25%, Floor 0.50%), 3/23/28		200	$199,899

Tibco Software, Inc.:

Term Loan, 3.86%, (1 mo. USD LIBOR + 3.75%), 6/30/26		2,463	2,457,217

Term Loan - Second Lien, 7.36%, (1 mo. USD LIBOR + 7.25%), 3/3/28		2,250	2,287,501

TTM Technologies, Inc., Term Loan, 2.592%, (1 mo. USD LIBOR + 2.50%), 9/28/24		64	64,124

Uber Technologies, Inc., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 4/4/25		1,858	1,858,985

Ultimate Software Group, Inc. (The):

Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 5/4/26		761	762,759

Term Loan, 4.00%, (3 mo. USD LIBOR + 3.25%, Floor 0.75%), 5/4/26		2,085	2,088,558

Term Loan - Second Lien, 7.50%, (3 mo. USD LIBOR + 6.75%, Floor 0.75%), 5/3/27		125	127,552

Ultra Clean Holdings, Inc., Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 8/27/25		622	623,976

Valkyr Purchaser, LLC, Term Loan, 4.75%, (3 mo. USD LIBOR + 4.00%, Floor 0.75%), 10/29/27		374	375,933

Verifone Systems, Inc., Term Loan, 4.147%, (3 mo. USD LIBOR + 4.00%), 8/20/25		1,205	1,186,784

Verisure Holding AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 3/27/28	EUR	375	444,045

Veritas US, Inc.:

Term Loan, 5.75%, (3 mo. EURIBOR + 4.75%, Floor 1.00%), 9/1/25	EUR	149	178,328

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 9/1/25		1,216	1,226,770

Vungle, Inc., Term Loan, 5.604%, (1 mo. USD LIBOR + 5.50%), 9/30/26		1,800	1,808,345

			$69,760,925

Equipment Leasing — 0.1%

Boels Topholding B.V., Term Loan, 3.25%, (3 mo. EURIBOR + 3.25%), 2/5/27	EUR	275	$325,394

			$325,394

Financial Intermediaries — 2.4%

Aretec Group, Inc., Term Loan, 4.354%, (1 mo. USD LIBOR + 4.25%), 10/1/25		3,310	$3,312,777

CoreLogic, Inc., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.50%, Floor 0.50%), 6/2/28		2,725	2,723,722

EIG Management Company, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/22/25		121	120,786

Borrower/Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)

GreenSky Holdings, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 3/29/25		223	$222,193

			$6,379,478

Food Products — 1.7%

Alphabet Holding Company, Inc., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 9/26/24		1,107	$1,106,837

B&G Foods, Inc., Term Loan, 2.604%, (1 mo. USD LIBOR + 2.50%), 10/10/26		178	178,516

Badger Buyer Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 9/30/24		1,151	1,124,072

CHG PPC Parent, LLC, Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 3/31/25		218	216,340

H Food Holdings, LLC:

Term Loan, 3.792%, (1 mo. USD LIBOR + 3.69%), 5/23/25		827	822,867

Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 5/23/25		195	194,756

Shearer’s Foods, Inc., Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 9/23/27		199	198,999

Simply Good Foods USA, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/7/24		135	136,080

Wsof I New Finco B.V., Term Loan, 3.25%, (6 mo. EURIBOR + 3.25%), 4/23/28	EUR	350	413,586

			$4,392,053

Food Service — 0.9%

IRB Holding Corp.:

Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/5/25		996	$994,872

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 12/15/27		1,095	1,095,070

Sovos Brands Intermediate, Inc., Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 6/8/28		325	326,219

			$2,416,161

Food / Drug Retailers — 0.2%

L1R HB Finance Limited:

Term Loan, 4.25%, (3 mo. EURIBOR + 4.25%), 8/9/24	EUR	200	$231,148

Term Loan, 5.329%, (3 mo. GBP LIBOR + 5.25%), 9/2/24	GBP	200	268,274

			$499,422

Forest Products — 0.5%

Journey Personal Care Corp., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/1/28		575	$576,977

19	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Forest Products (continued)

Neenah, Inc., Term Loan, 3.50%, (3 mo. USD LIBOR + 3.00%, Floor 0.50%), 4/6/28		647	$648,241

			$1,225,218

Health Care — 13.7%

Accelerated Health Systems, LLC, Term Loan, 3.591%, (1 mo. USD LIBOR + 3.50%), 10/31/25		244	$243,445

ADMI Corp., Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 4/30/25		1,040	1,028,436

Alliance Healthcare Services, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 10/24/23		347	345,882

athenahealth, Inc., Term Loan, 4.41%, (3 mo. USD LIBOR + 4.25%), 2/11/26		3,656	3,680,139

Avantor Funding, Inc.:

Term Loan, 3.00%, (1 mo. USD LIBOR + 2.00%, Floor 1.00%), 11/21/24		110	110,034

Term Loan, 3.25%, (1 mo. USD LIBOR + 2.25%, Floor 1.00%), 11/8/27		199	199,348

Bayou Intermediate II, LLC, Term Loan, 5/13/28(14)		400	402,000

Biogroup-LCD, Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/28/28	EUR	125	147,663

BW NHHC Holdco, Inc., Term Loan, 5.155%, (3 mo. USD LIBOR + 5.00%), 5/15/25		1,050	968,515

Cano Health, LLC, Term Loan, 5.50%, (6 mo. USD LIBOR + 4.75%, Floor 0.75%), 11/19/27		251	252,018

CCRR Parent, Inc., Term Loan, 5.00%, (3 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28		224	226,051

Certara L.P., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 8/14/26		481	482,245

CryoLife, Inc., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.50%, Floor 1.00%), 12/1/24		217	217,396

Dedalus Finance GmbH:

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 5/4/27	EUR	350	416,115

Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 8/16/27	EUR	525	624,172

Ensemble RCM, LLC, Term Loan, 3.936%, (3 mo. USD LIBOR + 3.75%), 8/3/26		693	694,502

Envision Healthcare Corporation, Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 10/10/25		2,366	2,031,459

eResearchTechnology, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/4/27		150	150,499

GHX Ultimate Parent Corporation, Term Loan, 4.00%, (3 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/28/24		433	433,917

Hanger, Inc., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 3/6/25		484	483,977

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

IQVIA, Inc.:

Term Loan, 1.854%, (1 mo. USD LIBOR + 1.75%), 3/7/24		313	$312,248

Term Loan, 1.854%, (1 mo. USD LIBOR + 1.75%), 1/17/25		457	455,378

Medical Solutions, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 6/14/24		1,793	1,799,900

Midwest Physician Administrative Services, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/12/28		249	249,115

MPH Acquisition Holdings, LLC, Term Loan, 3.75%, (3 mo. USD LIBOR + 2.75%, Floor 1.00%), 6/7/23		3,516	3,510,288

National Mentor Holdings, Inc.:

Term Loan, 3.75%, 3/2/28(13)		46	46,334

Term Loan, 4.50%, (USD LIBOR + 3.75%, Floor 0.75%), 2/18/28(12)		995	998,066

Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/2/28		31	31,434

Navicure, Inc., Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 10/22/26		692	694,658

Ortho-Clinical Diagnostics S.A., Term Loan, 3.089%, (1 mo. USD LIBOR + 3.00%), 6/30/25		1,333	1,333,413

Pacific Dental Services, LLC, Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/5/28		275	276,203

Phoenix Guarantor, Inc.:

Term Loan, 3.341%, (1 mo. USD LIBOR + 3.25%), 3/5/26		858	852,742

Term Loan, 3.573%, (1 mo. USD LIBOR + 3.50%), 3/5/26		673	668,783

Project Ruby Ultimate Parent Corp., Term Loan, 4.00%, (1 mo. USD LIBOR + 3.25%, Floor 0.75%), 3/3/28		549	548,086

Radiology Partners, Inc., Term Loan, 4.325%, (1 mo. USD LIBOR + 4.25%), 7/9/25		2,245	2,247,069

RadNet, Inc., Term Loan, 3.75%, (3 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/22/28		550	550,000

Sotera Health Holdings, LLC, Term Loan, 3.25%, (3 mo. USD LIBOR + 2.75%, Floor 0.50%), 12/11/26		300	299,344

Sound Inpatient Physicians, Term Loan, 2.854%, (1 mo. USD LIBOR + 2.75%), 6/27/25		218	217,682

Sunshine Luxembourg VII S.a.r.l., Term Loan, 4.50%, (3 mo. USD LIBOR + 3.75%, Floor 0.75%), 10/1/26		549	551,029

Surgery Center Holdings, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 8/31/26		2,540	2,554,459

Synlab Bondco PLC, Term Loan, 2.50%, (6 mo. EURIBOR + 2.50%), 7/1/27	EUR	150	176,741

Team Health Holdings, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 2/6/24		1,322	1,286,618

U.S. Anesthesia Partners, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 6/23/24		1,957	1,945,718

US Radiology Specialists, Inc., Term Loan, 6.25%, (3 mo. USD LIBOR + 5.50%, Floor 0.75%), 12/10/27		398	400,985

20	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)

Verscend Holding Corp., Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 8/27/25		711	$714,268

			$35,858,374

Home Furnishings — 1.0%

Mattress Firm, Inc., Term Loan, 6.25%, (6 mo. USD LIBOR + 5.25%, Floor 1.00%), 11/26/27		404	$411,068

Serta Simmons Bedding, LLC:

Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		522	527,928

Term Loan - Second Lien, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 8/10/23		1,727	1,653,839

			$2,592,835

Industrial Equipment — 7.8%

Alliance Laundry Systems, LLC, Term Loan, 4.25%, (3 mo. USD LIBOR + 3.50%, Floor 0.75%), 10/8/27		541	$542,626

American Trailer World Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/3/28		275	274,943

Apex Tool Group, LLC, Term Loan, 6.50%, (1 mo. USD LIBOR + 5.25%, Floor 1.25%), 8/1/24		2,043	2,054,033

CFS Brands, LLC, Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 3/20/25		1,356	1,335,832

CPM Holdings, Inc., Term Loan, 3.592%, (1 mo. USD LIBOR + 3.50%), 11/17/25		2,198	2,185,286

Delachaux Group S.A.:

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 4/16/26	EUR	172	204,505

Term Loan, 4.686%, (3 mo. USD LIBOR + 4.50%), 4/16/26		221	219,949

DexKo Global, Inc.:

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/24/24	EUR	145	171,564

Term Loan, 3.75%, (1 mo. EURIBOR + 3.75%), 7/24/24	EUR	362	428,912

Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 7/24/24		1,374	1,376,052

DXP Enterprises, Inc., Term Loan, 5.75%, (1 mo. USD LIBOR + 4.75%, Floor 1.00%), 12/16/27		249	250,149

Dynacast International, LLC:

Term Loan, 5.75%, (3 mo. USD LIBOR + 4.75%, Floor 1.00%), 7/19/25		427	428,338

Term Loan, 10.25%, (3 mo. USD LIBOR + 9.25%, Floor 1.00%), 10/25/25		165	171,714

Engineered Machinery Holdings, Inc.:

Term Loan, 4.25%, (3 mo. USD LIBOR + 3.25%, Floor 1.00%), 7/19/24		631	631,065

Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 7/19/24		146	146,981

Borrower/Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)

Filtration Group Corporation, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/29/25		174	$174,104

GrafTech Finance, Inc., Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 2/12/25		458	460,364

Granite Holdings US Acquisition Co., Term Loan, 4.147%, (3 mo. USD LIBOR + 4.00%), 9/30/26		547	547,940

Harsco Corporation, Term Loan, 2.75%, (1 mo. USD LIBOR + 2.25%, Floor 0.50%), 3/5/28		200	198,812

Hillman Group, Inc. (The):

Term Loan, 2/24/28(14)		38	37,935

Term Loan, 2/24/28(14)		187	186,830

LTI Holdings, Inc.:

Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 9/6/25		711	702,549

Term Loan, 4.854%, (1 mo. USD LIBOR + 4.75%), 7/24/26		839	839,876

Term Loan, 7/24/26(14)		100	100,000

Term Loan, 7/24/26(14)		175	175,000

Pro Mach Group, Inc., Term Loan, 4.50%, (USD LIBOR + 3.50%, Floor 1.00%), 3/7/25(12)		396	397,115

Quimper AB, Term Loan, 3.50%, (3 mo. EURIBOR + 3.50%), 2/16/26	EUR	1,000	1,179,007

Robertshaw US Holding Corp., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 2/28/25		1,200	1,160,996

Thermon Industries, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/30/24		104	103,577

Titan Acquisition Limited, Term Loan, 3.167%, (3 mo. USD LIBOR + 3.00%), 3/28/25		2,122	2,088,176

Vertical Midco GmbH, Term Loan, 4.478%, (6 mo. USD LIBOR + 4.25%), 7/30/27		596	597,331

Welbilt, Inc., Term Loan, 2.604%, (1 mo. USD LIBOR + 2.50%), 10/23/25		639	634,611

Zephyr German BidCo GmbH, Term Loan, 3.75%, (2 mo. EURIBOR + 3.75%), 3/10/28	EUR	300	357,603

			$20,363,775

Insurance — 3.8%

Alliant Holdings Intermediate, LLC:

Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 5/9/25		221	$218,502

Term Loan, 4.25%, (1 mo. USD LIBOR + 3.75%, Floor 0.50%), 10/8/27		570	571,689

AmWINS Group, Inc., Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 2/19/28		2,040	2,029,435

AssuredPartners Capital, Inc., Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/12/27		222	223,067

AssuredPartners, Inc., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 2/12/27		690	686,545

21	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Insurance (continued)

Asurion, LLC:

Term Loan, 3.345%, (1 mo. USD LIBOR + 3.25%), 7/31/27		1,925	$1,905,523

Term Loan - Second Lien, 5.354%, (1 mo. USD LIBOR + 5.25%), 1/31/28		2,360	2,382,420

Ryan Specialty Group, LLC, Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 9/1/27		794	795,389

Sedgwick Claims Management Services, Inc., Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 12/31/25		561	555,299

USI, Inc., Term Loan, 3.397%, (3 mo. USD LIBOR + 3.25%), 12/2/26		640	635,282

			$10,003,151

Leisure Goods / Activities / Movies — 5.1%

AMC Entertainment Holdings, Inc., Term Loan, 3.086%, (1 mo. USD LIBOR + 3.00%), 4/22/26		831	$783,792

Amer Sports Oyj, Term Loan, 4.50%, (3 mo. EURIBOR + 4.50%), 3/30/26	EUR	800	950,181

Bombardier Recreational Products, Inc., Term Loan, 2.104%, (1 mo. USD LIBOR + 2.00%), 5/24/27		234	232,001

Carnival Corporation, Term Loan, 8.50%, (1 mo. USD LIBOR + 7.50%, Floor 1.00%), 6/30/25		619	634,412

ClubCorp Holdings, Inc., Term Loan, 2.897%, (3 mo. USD LIBOR + 2.75%), 9/18/24		1,829	1,761,400

Crown Finance US, Inc.:

Term Loan, 2.625%, (6 mo. EURIBOR + 2.625%), 2/28/25	EUR	793	830,836

Term Loan, 2.897%, (3 mo. USD LIBOR + 2.75%), 9/30/26		689	603,913

Term Loan, 3.50%, (6 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/28/25		784	692,540

Term Loan, 15.25%, (7.00% cash, 8.25% PIK), 5/23/24(15)		337	426,776

Delta 2 (LUX) S.a.r.l., Term Loan, 3.50%, (1 mo. USD LIBOR + 2.50%, Floor 1.00%), 2/1/24		447	445,878

Lindblad Expeditions, Inc.:

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		172	168,166

Term Loan, 6.00%, (1 mo. USD LIBOR + 5.25%, Floor 0.75%), 4.75% cash, 1.25% PIK, 3/27/25		690	672,664

SeaWorld Parks & Entertainment, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 3/31/24		548	544,136

Steinway Musical Instruments, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 2/14/25		91	90,514

Travel Leaders Group, LLC, Term Loan, 4.104%, (1 mo. USD LIBOR + 4.00%), 1/25/24		1,921	1,854,352

UFC Holdings, LLC, Term Loan, 3.75%, (6 mo. USD LIBOR + 3.00%, Floor 0.75%), 4/29/26		1,026	1,026,267

Borrower/Description		Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)

Vue International Bidco PLC, Term Loan, 4.75%, (6 mo. EURIBOR + 4.75%), 7/3/26	EUR	1,333	$1,506,066

			$13,223,894

Lodging and Casinos — 2.8%

Boyd Gaming Corporation, Term Loan, 2.338%, (1 week USD LIBOR + 2.25%), 9/15/23		299	$298,993

CityCenter Holdings, LLC, Term Loan, 3.00%, (1 mo. USD LIBOR + 2.25%, Floor 0.75%), 4/18/24		1,524	1,514,060

Golden Nugget, Inc., Term Loan, 3.25%, (2 mo. USD LIBOR + 2.50%, Floor 0.75%), 10/4/23		2,230	2,215,368

Playa Resorts Holding B.V., Term Loan, 3.75%, (1 mo. USD LIBOR + 2.75%, Floor 1.00%), 4/29/24		2,041	1,964,966

Sportradar Capital S.a.r.l., Term Loan, 4.25%, (6 mo. EURIBOR + 4.25%), 11/22/27	EUR	250	297,549

Stars Group Holdings B.V. (The):

Term Loan, 3.647%, (3 mo. USD LIBOR + 3.50%), 7/10/25		775	777,351

Term Loan, 3.75%, (3 mo. EURIBOR + 3.75%), 7/10/25	EUR	269	319,469

			$7,387,756

Nonferrous Metals / Minerals — 0.3%

Oxbow Carbon, LLC, Term Loan, 5.00%, (1 mo. USD LIBOR + 4.25%, Floor 0.75%), 10/13/25		337	$337,717

Rain Carbon GmbH, Term Loan, 3.00%, (6 mo. EURIBOR + 3.00%), 1/16/25	EUR	450	529,586

			$867,303

Oil and Gas — 5.2%

Ameriforge Group, Inc.:

Term Loan, 8.228%, (1 mo. USD LIBOR + 13.00%, Floor 1.00%), 12/31/23(13)		22	$12,341

Term Loan, 14.00%, (3 mo. USD LIBOR + 13.00%, Floor 1.00%), 9.00% cash, 5.00% PIK, 12/31/23		4	2,432

Apergy Corporation:

Term Loan, 2.625%, (1 mo. USD LIBOR + 2.50%), 5/9/25		59	58,889

Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 6/3/27		1,995	2,038,641

Centurion Pipeline Company, LLC:

Term Loan, 3.354%, (1 mo. USD LIBOR + 3.25%), 9/29/25		122	120,504

Term Loan, 4.095%, (1 mo. USD LIBOR + 4.00%), 9/28/25		100	98,132

CITGO Holding, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 8/1/23		1,110	1,104,698

22	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)

CITGO Petroleum Corporation, Term Loan, 7.25%, (6 mo. USD LIBOR + 6.25%, Floor 1.00%), 3/28/24		2,192	$2,212,760

Delek US Holdings, Inc., Term Loan, 6.50%, (1 mo. USD LIBOR + 5.50%, Floor 1.00%), 3/31/25		2,746	2,761,949

Fieldwood Energy, LLC:

DIP Loan, 3.675%, (1 mo. USD LIBOR + 8.75%, Floor 1.00%), 8/4/21(13)		198	200,706

Term Loan, 0.00%, 4/11/22(16)		1,338	696,020

Matador Bidco S.a.r.l., Term Loan, 4.854%, (1 mo. USD LIBOR + 4.75%), 10/15/26		2,660	2,667,706

PSC Industrial Holdings Corp., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 10/11/24		1,229	1,219,818

RDV Resources Properties, LLC, Term Loan, 9.50%, (1 mo. USD LIBOR + 8.50%, Floor 1.00%), 3/29/24		4	1,843

UGI Energy Services, LLC, Term Loan, 3.854%, (1 mo. USD LIBOR + 3.75%), 8/13/26		466	466,809

			$13,663,248

Publishing — 1.0%

Adevinta ASA:

Term Loan, 4/20/28(14)		150	$150,305

Term Loan, 4/20/28(14)	EUR	575	682,531

Alchemy Copyrights, LLC, Term Loan, 3.50%, (1 mo. USD LIBOR + 3.00%, Floor 0.50%), 3/10/28		223	223,595

Ascend Learning, LLC:

Term Loan, 4.00%, (1 mo. USD LIBOR + 3.00%, Floor 1.00%), 7/12/24		529	529,623

Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 7/12/24		199	198,934

Getty Images, Inc., Term Loan, 4.625%, (1 mo. USD LIBOR + 4.50%), 2/19/26		772	772,117

			$2,557,105

Radio and Television — 2.6%

Cumulus Media New Holdings, Inc., Term Loan, 4.75%, (3 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/31/26		1,022	$1,024,007

Gray Television, Inc.:

Term Loan, 2.342%, (1 mo. USD LIBOR + 2.25%), 2/7/24		116	115,531

Term Loan, 2.592%, (1 mo. USD LIBOR + 2.50%), 1/2/26		276	275,137

Hubbard Radio, LLC, Term Loan, 5.25%, (3 mo. USD LIBOR + 4.25%, Floor 1.00%), 3/28/25		250	248,508

iHeartCommunications, Inc.:

Term Loan, 3.104%, (1 mo. USD LIBOR + 3.00%), 5/1/26		813	806,784

Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 5/1/26		173	173,358

Borrower/Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)

Nexstar Broadcasting, Inc., Term Loan, 2.592%, (1 mo. USD LIBOR + 2.50%), 9/18/26	216	$215,417

Sinclair Television Group, Inc., Term Loan, 2.61%, (1 mo. USD LIBOR + 2.50%), 9/30/26	295	292,502

Terrier Media Buyer, Inc., Term Loan, 3.604%, (1 mo. USD LIBOR + 3.50%), 12/17/26	2,156	2,148,207

Univision Communications, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/15/26	1,535	1,539,631

		$6,839,082

Retailers (Except Food and Drug) — 2.1%

CNT Holdings I Corp., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 11/8/27	349	$349,807

Great Outdoors Group, LLC, Term Loan, 5.00%, (6 mo. USD LIBOR + 4.25%, Floor 0.75%), 3/6/28	1,294	1,302,855

Harbor Freight Tools USA, Inc., Term Loan, 3.75%, (1 mo. USD LIBOR + 3.00%, Floor 0.75%), 10/19/27	721	722,359

Hoya Midco, LLC, Term Loan, 4.50%, (1 mo. USD LIBOR + 3.50%, Floor 1.00%), 6/30/24	1,953	1,945,180

PetSmart, Inc., Term Loan, 4.50%, (6 mo. USD LIBOR + 3.75%, Floor 0.75%), 2/12/28	700	701,312

Phillips Feed Service, Inc., Term Loan, 8.00%, (6 mo. USD LIBOR + 7.00%, Floor 1.00%), 11/13/24(3)	50	40,023

Pier 1 Imports (U.S.), Inc., Term Loan, 0.00%, 4/30/22(3)(16)	41	33,152

Protective Industrial Products, Inc., Term Loan, 4.75%, (1 mo. USD LIBOR + 4.00%, Floor 0.75%), 1/20/28	275	275,602

		$5,370,290

Steel — 0.4%

Neenah Foundry Company, Term Loan, 10.00%, (2 mo. USD LIBOR + 9.00%, Floor 1.00%), 12/13/22	298	$275,827

Phoenix Services International, LLC, Term Loan, 4.75%, (1 mo. USD LIBOR + 3.75%, Floor 1.00%), 3/1/25	387	386,516

TMS International Corp., Term Loan, 3.75%, (USD LIBOR + 2.75%, Floor 1.00%), 8/14/24(12)	124	124,064

Zekelman Industries, Inc., Term Loan, 2.092%, (1 mo. USD LIBOR + 2.00%), 1/24/27	291	288,532

		$1,074,939

Surface Transport — 0.7%

Hertz Corporation (The):

DIP Loan, 6.477%, (1 mo. USD LIBOR + 7.25%, Floor 1.00%), 12/31/21(13)	399	$400,898

Term Loan, 3.50%, (1 mo. USD LIBOR + 2.75%, Floor 0.75%), 6/30/23	271	272,944

Kenan Advantage Group, Inc., Term Loan, 4.50%, (1 mo. USD LIBOR + 3.75%, Floor 0.75%), 3/24/26	1,169	1,172,340

		$1,846,182

23	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Borrower/Description		Principal Amount* (000’s omitted)	Value

Telecommunications — 3.6%

Avaya, Inc., Term Loan, 4.073%, (1 mo. USD LIBOR + 4.00%), 12/15/27		100	$100,469

Cyxtera DC Holdings, Inc., Term Loan, 4.00%, (6 mo. USD LIBOR + 3.00%, Floor 1.00%), 5/1/24		2,112	2,063,117

Digicel International Finance Limited, Term Loan, 3.43%, (6 mo. USD LIBOR + 3.25%), 5/28/24		1,829	1,760,776

Gamma Infrastructure III B.V., Term Loan, 3.50%, (6 mo. EURIBOR + 3.50%), 1/9/25	EUR	150	177,473

GEE Holdings 2, LLC:

Term Loan, 9.00%, (3 mo. USD LIBOR + 8.00%, Floor 1.00%), 3/24/25		186	186,688

Term Loan - Second Lien, 9.25%, (3 mo. USD LIBOR + 8.25%, Floor 1.00%), 3/23/26		365	337,751

Intelsat Jackson Holdings S.A.:

DIP Loan, 6.50%, (3 mo. USD LIBOR + 5.50%, Floor 1.00%), 7/13/22		444	449,948

Term Loan, 8.00%, (USD Prime + 4.75%), 11/27/23		650	660,291

Term Loan, 8.75%, (USD Prime + 5.50%), 1/2/24		850	868,169

IPC Corp., Term Loan, 5.50%, (3 mo. USD LIBOR + 4.50%, Floor 1.00%), 8/6/21(3)		557	463,872

Onvoy, LLC, Term Loan, 5.50%, (1 mo. USD LIBOR + 4.50%, Floor 1.00%), 2/10/24		1,697	1,697,577

Syniverse Holdings, Inc., Term Loan, 6.00%, (3 mo. USD LIBOR + 5.00%, Floor 1.00%), 3/9/23		460	456,020

Ziggo Financing Partnership, Term Loan, 2.573%, (1 mo. USD LIBOR + 2.50%), 4/30/28		300	297,458

			$9,519,609

Utilities — 0.8%

Brookfield WEC Holdings, Inc., Term Loan, 3.25%, (1 mo. USD LIBOR + 2.75%, Floor 0.50%), 8/1/25		556	$551,142

USIC Holdings, Inc., Term Loan, 4.25%, (1 mo. USD LIBOR + 3.50%, Floor 0.75%), 5/12/28		1,483	1,482,841

			$2,033,983

Total Senior Floating-Rate Loans (identified cost $320,722,839)			$324,620,809

Warrants — 0.0%(6)
Security		Shares	Value

Health Care — 0.0%(6)

THAIHOT Investment Company US Limited, Exp. 10/13/27(3)(4)(5)		11	$11,088

THAIHOT Investment Company US Limited, Exp. 10/13/27 (Contingent Warrants)(3)(4)(5)		599	0

			$11,088

Security	Shares	Value

Leisure Goods / Activities / Movies — 0.0%(6)

Cineworld Group PLC, Exp. 11/23/25(4)(5)	102,872	$51,158

		$51,158

Total Warrants (identified cost $0)		$62,246

Miscellaneous — 0.0%
Security	Shares	Value

Cable and Satellite Television — 0.0%

ACC Claims Holdings, LLC(3)	200,340	$0

		$0

Oil and Gas — 0.0%

Paragon Offshore Finance Company, Class A(3)(4)(5)	764	$0

Paragon Offshore Finance Company, Class B(3)(4)(5)	382	0

		$0

Total Miscellaneous (identified cost $8,308)		$0

Short-Term Investments — 1.9%
Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 0.05%(17)	5,030,292	$5,030,292

Total Short-Term Investments (identified cost $5,030,220)		$5,030,292

Total Investments — 142.9% (identified cost $370,049,788)		$373,592,468

Less Unfunded Loan Commitments — (0.3)%		$(795,923)

Net Investments — 142.6% (identified cost $369,253,865)		$372,796,545

Other Assets, Less Liabilities — (28.2)%		$(73,770,975)

Auction Preferred Shares Plus Cumulative Unpaid Dividends — (14.4)%		$(37,600,368)

Net Assets Applicable to Common Shares — 100.0%		$261,425,202

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

24	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

*	In U.S. dollars unless otherwise indicated.

(1)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At June 30, 2021, the aggregate value of these securities is $32,592,088 or 12.5% of the Trust’s net assets applicable to common shares.

(2)	Variable rate security. The stated interest rate represents the rate in effect at June 30, 2021.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	Non-income producing security.

(5)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(6)	Amount is less than 0.05%.

(7)	Restricted security (see Note 7).

(8)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(9)	Security converts to variable rate after the indicated fixed-rate coupon period.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.

(11)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or a minimum rate. Senior Loans are generally subject to contractual restrictions that must be satisfied before they can be bought or sold.

(12)

The stated interest rate represents the weighted average interest rate at June 30, 2021 of contracts within the senior loan facility. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(13)

Unfunded or partially unfunded loan commitments. The stated interest rate reflects the weighted average of the reference rate and spread for the funded portion, if any, and the commitment fees on the portion of the loan that is unfunded. At June 30, 2021, the total value of unfunded loan commitments is $796,718. See Note 1F for description.

(14)	This Senior Loan will settle after June 30, 2021, at which time the interest rate will be determined.

(15)	Fixed-rate loan.

(16)	Issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(17)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of June 30, 2021.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

EUR	9,051,220	USD	10,733,842	Standard Chartered Bank	7/2/21	$—	$(1,357)

USD	11,031,859	EUR	9,051,220	Standard Chartered Bank	7/2/21	299,374	—

GBP	11,137	USD	15,495	State Street Bank and Trust Company	7/30/21	—	(87)

USD	10,147,273	EUR	8,355,055	HSBC Bank USA, N.A.	7/30/21	234,521	—

USD	837,390	GBP	600,520	State Street Bank and Trust Company	7/30/21	6,620	—

USD	10,740,728	EUR	9,051,220	Standard Chartered Bank	8/3/21	1,154	—

USD	6,789,122	EUR	5,683,100	Goldman Sachs International	8/31/21	42,239	—

USD	744,137	EUR	613,328	State Street Bank and Trust Company	8/31/21	16,004	—

						$599,912	$(1,444)

25	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Portfolio of Investments — continued

Abbreviations:

DIP	–	Debtor In Possession

EURIBOR	–	Euro Interbank Offered Rate

LIBOR	–	London Interbank Offered Rate

PIK	–	Payment In Kind

Currency Abbreviations:

EUR	–	Euro

GBP	–	British Pound Sterling

USD	–	United States Dollar

26	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Statement of Assets and Liabilities

Assets	June 30, 2021

Unaffiliated investments, at value (identified cost, $364,223,645)	$367,766,253

Affiliated investment, at value (identified cost, $5,030,220)	5,030,292

Cash	4,493,048

Cash — escrow deposits	752,452

Deposits for derivatives collateral — forward foreign currency exchange contracts	300,000

Foreign currency, at value (identified cost, $1,369,261)	1,369,099

Interest and dividends receivable	1,695,164

Dividends receivable from affiliated investment	247

Receivable for investments sold	26,840,002

Receivable for open forward foreign currency exchange contracts	599,912

Prepaid upfront fees on notes payable	130,850

Prepaid expenses	9,714

Total assets	$408,987,033

Liabilities

Notes payable	$103,000,000

Cash collateral due to broker	290,000

Payable for investments purchased	5,292,908

Payable for open forward foreign currency exchange contracts	1,444

Payable to affiliates:

Investment adviser fee	993,393

Administration fee	82,514

Trustees’ fees	5,160

Accrued expenses	296,044

Total liabilities	$109,961,463

Auction preferred shares (1,504 shares outstanding) at liquidation value plus cumulative unpaid dividends	$37,600,368

Net assets applicable to common shares	$261,425,202

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 37,866,607 shares issued and outstanding	$378,666

Additional paid-in capital	277,538,770

Accumulated loss	(16,492,234)

Net assets applicable to common shares	$261,425,202

Net Asset Value Per Common Share

($261,425,202 ÷ 37,866,607 common shares issued and outstanding)	$6.90

27	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Statement of Operations

Investment Income	Year Ended June 30, 2021

Interest and other income	$21,266,869

Dividends (net of foreign taxes, $8,881)	498,312

Dividends from affiliated investment	9,005

Total investment income	$21,774,186

Expenses

Investment adviser fee	$2,929,024

Administration fee	991,798

Trustees’ fees and expenses	25,596

Custodian fee	132,643

Transfer and dividend disbursing agent fees	21,795

Legal and accounting services	567,827

Printing and postage	158,178

Interest expense and fees	1,442,922

Preferred shares service fee	32,343

Miscellaneous	94,355

Total expenses	$6,396,481

Net investment income	$15,377,705

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —

Investment transactions	$(5,024,663)

Investment transactions — affiliated investment	(1,418)

Foreign currency transactions	204,002

Forward foreign currency exchange contracts	(2,032,478)

Net realized loss	$(6,854,557)

Change in unrealized appreciation (depreciation) —

Investments	$32,686,339

Investments — affiliated investment	72

Foreign currency	(69,812)

Forward foreign currency exchange contracts	1,079,561

Net change in unrealized appreciation (depreciation)	$33,696,160

Net realized and unrealized gain	$26,841,603

Distributions to preferred shareholders	$(39,831)

Net increase in net assets from operations	$42,179,477

28	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Statements of Changes in Net Assets

	Year Ended June 30,
Increase (Decrease) in Net Assets	2021	2020

From operations —

Net investment income	$15,377,705	$14,901,933

Net realized loss	(6,854,557)	(12,608,398)

Net change in unrealized appreciation (depreciation)	33,696,160	(18,397,484)

Distributions to preferred shareholders	(39,831)	(639,137)

Net increase (decrease) in net assets from operations	$42,179,477	$(16,743,086)

Distributions to common shareholders	$(15,411,709)	$(15,525,309)

Net increase (decrease) in net assets	$26,767,768	$(32,268,395)

Net Assets Applicable to Common Shares

At beginning of year	$234,657,434	$266,925,829

At end of year	$261,425,202	$234,657,434

29	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended June 30, 2021

Net increase in net assets from operations	$42,179,477

Distributions to preferred shareholders	39,831

Net increase in net assets from operations excluding distributions to preferred shareholders	$42,219,308

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:

Investments purchased	(255,023,615)

Investments sold and principal repayments	236,274,437

Decrease in short-term investments, net	9,498,272

Net amortization/accretion of premium (discount)	(2,226,779)

Amortization of prepaid upfront fees and other fees on notes payable	254,198

Increase in interest and dividends receivable	(153,868)

Decrease in dividends receivable from affiliated investment	874

Increase in receivable for open forward foreign currency exchange contracts	(590,524)

Decrease in tax reclaims receivable	211

Decrease in prepaid expenses	18,999

Increase in cash collateral due to broker	290,000

Decrease in payable for open forward foreign currency exchange contracts	(489,037)

Increase in payable to affiliate for investment adviser fee	773,272

Increase in payable to affiliate for administration fee	8,148

Increase in payable to affiliate for Trustees’ fees	5,160

Decrease in accrued expenses	(28,396)

Increase in unfunded loan commitments	378,778

Net change in unrealized (appreciation) depreciation from investments	(32,686,411)

Net realized loss from investments	5,026,081

Net cash provided by operating activities	$3,549,108

Cash Flows From Financing Activities

Cash distributions paid to common shareholders	$(15,411,709)

Cash distributions paid to preferred shareholders	(39,463)

Proceeds from notes payable	74,000,000

Repayments of notes payable	(66,000,000)

Payment of upfront fees on notes payable	(187,500)

Net cash used in financing activities	$(7,638,672)

Net decrease in cash and restricted cash*	$(4,089,564)

Cash and restricted cash at beginning of year (including foreign currency)	$11,004,163

Cash and restricted cash at end of year (including foreign currency)	$6,914,599

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$1,386,240

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(1,744).

30	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Statement of Cash Flows — continued

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of such amounts shown on the Statement of Cash Flows.

June 30, 2021

Cash	$4,493,048

Cash — escrow deposits	752,452

Deposits for derivatives collateral — forward foreign currency exchange contracts	300,000

Foreign currency	1,369,099

Total cash and restricted cash as shown on the Statement of Cash Flows	$6,914,599

31	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
	2021	2020	2019		2018	2017

Net asset value — Beginning of year (Common shares)	$6.200	$7.050	$7.180		$7.150	$6.650

Income (Loss) From Operations

Net investment income(1)	$0.406	$0.394	$0.410		$0.385	$0.404

Net realized and unrealized gain (loss)	0.702	(0.817)	(0.172)		0.038	0.436

Distributions to preferred shareholders —

From net investment income(1)	(0.001)	(0.017)	(0.031)		(0.028)	(0.014)

Discount on redemption and repurchase of auction preferred shares(1)	—	—	0.051		—	0.064

Total income (loss) from operations	$1.107	$(0.440)	$0.258		$0.395	$0.890

Less Distributions to Common Shareholders

From net investment income	$(0.407)	$(0.410)	$(0.388)		$(0.365)	$(0.390)

Total distributions to common shareholders	$(0.407)	$(0.410)	$(0.388)		$(0.365)	$(0.390)

Net asset value — End of year (Common shares)	$6.900	$6.200	$7.050		$7.180	$7.150

Market value — End of year (Common shares)	$6.800	$5.330	$6.230		$6.380	$6.650

Total Investment Return on Net Asset Value(2)	18.65%	(5.64)%	4.46	%(3)	6.12%	14.02	%(4)

Total Investment Return on Market Value(2)	36.01%	(8.20)%	3.88%		1.39%	17.34%

32	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended June 30,
Ratios/Supplemental Data	2021	2020	2019	2018	2017

Net assets applicable to common shares, end of year (000’s omitted)	$261,425	$234,657	$266,926	$272,016	$270,810

Ratios (as a percentage of average daily net assets applicable to common shares):(5)†

Expenses excluding interest and fees	1.96%	1.73%	1.73%	1.82%	1.87%

Interest and fee expense(6)	0.57%	1.19%	1.40%	0.83%	0.52%

Total expenses	2.53%	2.92%	3.13%	2.65%	2.39%

Net investment income	6.08%	5.93%	5.74%	5.36%	5.75%

Portfolio Turnover	40%	57%	26%	34%	42%

Senior Securities:

Total notes payable outstanding (in 000’s)	$103,000	$95,000	$103,000	$93,000	$92,000

Asset coverage per $1,000 of notes payable(7)	$3,903	$3,866	$3,957	$4,587	$4,613

Total preferred shares outstanding	1,504	1,504	1,504	2,464	2,464

Asset coverage per preferred share(8)	$71,484	$69,242	$72,464	$68,989	$69,078

Involuntary liquidation preference per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

Approximate market value per preferred share(9)	$25,000	$25,000	$25,000	$25,000	$25,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 92% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 3.71%.

(4)

The total return based on net asset value reflects the impact of the tender and repurchase by the Trust of a portion of its Auction Preferred Shares at 95% of the per share liquidation preference. Absent this transaction, the total return based on net asset value would have been 13.00%.

(5)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

(6)	Interest and fee expense relates to the notes payable to partially redeem the Trust’s Auction Preferred Shares and/or to fund investments (see Note 9).

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(8)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 286%, 277%, 290%, 276% and 276% at June 30, 2021, 2020, 2019, 2018 and 2017, respectively.

(9)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios do not reflect the effect of dividend payments to preferred shareholders.

	Year Ended June 30,
	2021	2020	2019	2018	2017

Expenses excluding interest and fees	1.25%	1.11%	1.12%	1.17%	1.21%

Interest and fee expense	0.36%	0.76%	0.91%	0.54%	0.34%

Total expenses	1.61%	1.87%	2.03%	1.71%	1.55%

Net investment income	3.87%	3.81%	3.73%	3.46%	3.72%

33	See Notes to Financial Statements.

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Senior Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income, consistent with the preservation of capital, by investing primarily in senior, secured floating-rate loans.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and ask prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and ask prices on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and ask prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average ask prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s “fair value”, which is the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based

34

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial statements, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable countries’ tax rules and rates. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of June 30, 2021, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At June 30, 2021, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume, upon request by the shareholder, the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2  Auction Preferred Shares

The Trust issued Auction Preferred Shares (APS) on July 27, 2001 in a public offering. Dividends on the APS, which accrue daily, are cumulative at rates which are reset every seven days by an auction, unless a special dividend period has been set. Series of APS are identical in all respects except for the reset dates of the dividend rates. If the APS auctions do not successfully clear, the dividend payment rate over the next period for the APS holders is set at a specified maximum applicable rate until such time as the APS auctions are successful. Auctions have not cleared since February 13, 2008 and the rate since that date has been the maximum applicable rate (see Note 3). The maximum applicable rate on the APS is 125% of the “AA” Financial Composite Commercial Paper Rate at the date of the auction. The stated spread over the reference benchmark rate is determined based on the credit rating of the APS.

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Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

The number of APS issued and outstanding as of June 30, 2021 is as follows:

APS Issued and Outstanding

Series A	752

Series B	752

The APS are redeemable at the option of the Trust at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The APS are also subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance requirements with respect to the APS. If the dividends on the APS remain unpaid in an amount equal to two full years’ dividends, the holders of the APS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the APS and the common shares have equal voting rights of one vote per share, except that the holders of the APS, as a separate class, have the right to elect at least two members of the Board of Trustees. The APS have a liquidation preference of $25,000 per share, plus accumulated and unpaid dividends. The Trust is required to maintain certain asset coverage with respect to the APS as defined in the Trust’s By-Laws and the 1940 Act. The Trust pays an annual fee up to 0.15% of the liquidation value of the APS to broker/dealers as a service fee if the auctions are unsuccessful; otherwise, the annual fee is 0.25%.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding APS. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. The dividend rates for the APS at June 30, 2021, and the amount of dividends accrued (including capital gains, if any) to APS shareholders, average APS dividend rates, and dividend rate ranges for the year then ended were as follows:

	APS Dividend Rates at June 30, 2021	Dividends Accrued to APS Shareholders	Average APS Dividend Rates	Dividend Rate Ranges (%)

Series A	0.10%	$20,973	0.11%	0.05–0.15

Series B	0.10	18,858	0.10	0.05–0.15

Beginning February 13, 2008 and consistent with the patterns in the broader market for auction-rate securities, the Trust’s APS auctions were unsuccessful in clearing due to an imbalance of sell orders over bids to buy the APS. As a result, the dividend rates of the APS were reset to the maximum applicable rates. The table above reflects such maximum dividend rate for each series as of June 30, 2021.

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended June 30, 2021 and June 30, 2020 was as follows:

	Year Ended June 30,
	2021	2020

Ordinary income	$15,451,540	$16,164,446

During the year ended June 30, 2021, accumulated loss was decreased by $2,451 and paid-in capital was decreased by $2,451 due to differences between book and tax accounting for investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

36

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

As of June 30, 2021, the components of distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed ordinary income	$175,557

Deferred capital losses	(19,936,705)

Net unrealized appreciation	3,268,914

Accumulated loss	$(16,492,234)

At June 30, 2021, the Trust, for federal income tax purposes, had deferred capital losses of $19,936,705 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. The deferred capital losses are treated as arising on the first day of the Trust’s next taxable year and retain the same short-term or long-term character as when originally deferred. Of the deferred capital losses at June 30, 2021, $2,021,139 are short-term and $17,915,566 are long-term.

The cost and unrealized appreciation (depreciation) of investments, including open derivative contracts, of the Trust at June 30, 2021, as determined on a federal income tax basis, were as follows:

Aggregate cost	$369,431,694

Gross unrealized appreciation	$7,063,260

Gross unrealized depreciation	(3,698,409)

Net unrealized appreciation	$3,364,851

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. On March 1, 2021, Morgan Stanley acquired Eaton Vance Corp. (the “Transaction”) and EVM became an indirect, wholly-owned subsidiary of Morgan Stanley. In connection with the closing of the Transaction, the Trust entered into an interim investment advisory agreement (the “Interim Agreement”) with EVM, which took effect on March 1, 2021. The Interim Agreement allowed EVM to continue to manage the Trust for up to an additional 150 days following the Transaction to provide more time for further proxy solicitation in connection with shareholder approval of a new investment advisory agreement (the “New Agreement”). Compensation payable to EVM pursuant to the Interim Agreement was required to be held in an interest-bearing escrow account with the Trust’s custodian. The Interim Agreement was terminated on June 24, 2021 upon approval of the New Agreement by the Trust’s shareholders.

Pursuant to the New Agreement, the Interim Agreement and the Trust’s prior investment advisory agreement and related fee reduction agreement with EVM in effect prior to March 1, 2021, the investment adviser fee was computed at an annual rate of 0.74% of the Trust’s average weekly gross assets, as defined below, through April 30, 2021 and beginning May 1, 2021, at 0.73% of the Trust’s average weekly gross assets, and is payable monthly. The annual investment adviser fee rate shall be reduced to the following as of the stated date: May 1, 2022: 0.72%, May 1, 2023: 0.71%, May 1, 2024: 0.70%, May 1, 2025: 0.69% and May 1, 2026: 0.55%. Gross assets as referred to herein are calculated by deducting accrued liabilities of the Trust except the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Accrued liabilities are expenses incurred in the normal course of operations.

For the year ended June 30, 2021, the Trust’s investment adviser fee amounted to $2,929,024. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. The administration fee is earned by EVM for administering the business affairs of the Trust and is computed at an annual rate of 0.25% of the Trust’s average weekly gross assets. For the year ended June 30, 2021, the administration fee amounted to $991,798.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended June 30, 2021, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $159,695,189 and $183,158,169, respectively, for the year ended June 30, 2021.

37

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

6 Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended June 30, 2021 and June 30, 2020.

In November 2013, the Board of Trustees initially approved a share repurchase program for the Trust. Pursuant to the reauthorization of the share repurchase program by the Board of Trustees in March 2019, the Trust is authorized to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year at market prices when shares are trading at a discount to net asset value. The share repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended June 30, 2021 and June 30, 2020.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 4,551,438 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended June 30, 2021 and June 30, 2020, there were no shares sold by the Trust pursuant to its shelf offering.

As announced on May 12, 2021, conditioned on shareholder approval of the New Agreement (which occurred on June 24, 2021), the Trust’s Board of Trustees authorized an initial conditional cash tender offer (the “Initial Cash Tender Offer”) by the Trust of up to 60% of its outstanding common shares at a price per share equal to 99% of the Trust’s net asset value (“NAV”) per share as of the close of regular trading on the New York Stock Exchange on the date the Initial Cash Tender Offer expires. On June 29, 2021, the Trust commenced a cash tender offer for up to 22,719,965 of its outstanding shares. The tender offer expired at 5:00 P.M. Eastern Time on July 30, 2021 (see Note 14).

In addition to the Initial Cash Tender Offer, the Trust announced on May 12, 2021 that it will conduct cash tender offers in the fourth quarter of each of 2022, 2023 and 2024 (each, a “Conditional Tender Offer”) for up to 10% of the Trust’s then-outstanding common shares if, from January to August of the relevant year, the Trust’s shares trade at an average daily discount to NAV of more than 10%, based upon the Trust’s volume-weighted average market price and NAV on each business day during the period. If triggered, common shares tendered and accepted in a Conditional Tender Offer would be repurchased at a price per share equal to 98% of the Trust’s NAV as of the close of regular trading on the New York Stock Exchange on the date such Conditional Tender Offer expires.

According to filings made on Schedule 13D and 13G pursuant to Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended, two separate entities and one individual affiliated with one such entity collectively owned 31.7% of the Trust’s common shares.

7  Restricted Securities

At June 30, 2021, the Trust owned the following securities which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Trust has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

Description	Date of Acquisition	Shares	Cost	Value

Common Stocks

Nine Point Energy Holdings, Inc.	7/15/14	325	$15,070	$0

Convertible Preferred Stocks

Nine Point Energy Holdings, Inc., Series A, 12.00% (PIK)	5/26/17	5	5,000	0

Total Restricted Securities			$20,070	$0

8  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 2021 is included in the Portfolio of Investments. At June 30, 2021, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

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Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At June 30, 2021, the fair value of derivatives with credit-related contingent features in a net liability position was $1,444. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $10,000 at June 30, 2021.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as deposits for derivatives collateral and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to broker at June 30, 2021 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 11) at June 30, 2021.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at June 30, 2021 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$599,912	$(1,444)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of June 30, 2021.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Goldman Sachs International	$42,239	$—	$—	$—	$42,239

HSBC Bank USA, N.A.	234,521	—	(208,202)	—	26,319

Standard Chartered Bank	300,528	(1,357)	—	(290,000)	9,171

State Street Bank and Trust Company	22,624	(87)	—	—	22,537

	$599,912	$(1,444)	$(208,202)	$(290,000)	$100,266

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Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Standard Chartered Bank	$(1,357)	$1,357	$—	$—	$—

State Street Bank and Trust Company	(87)	87	—	—	—

	$(1,444)	$1,444	$—	$—	$—

(a)	In some instances, the total collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended June 30, 2021 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$(2,032,478)	$1,079,561

(1)	Statement of Operations location: Net realized gain (loss) – Forward foreign currency exchange contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts (based on the absolute value of notional amounts of currency purchased and currency sold) outstanding during the year ended June 30, 2021, which is indicative of the volume of this derivative type, was approximately $34,216,000.

9  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $125 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 7, 2022, the Trust also pays a program fee of 0.90% (0.85% prior to March 8, 2021) per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the unused portion of the total commitment under the Agreement. Program and liquidity fees for the year ended June 30, 2021 totaled $960,163 and are included in interest expense and fees on the Statement of Operations. In connection with the renewal of the Agreement on March 8, 2021, the Trust paid upfront fees of $187,500, which is being amortized to interest expense over a period of one year through March 7, 2022. The unamortized balance at June 30, 2021 is approximately $131,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. At June 30, 2021, the Trust had borrowings outstanding under the Agreement of $103,000,000 at an annual interest rate of 0.14%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at June 30, 2021 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at June 30, 2021. For the year ended June 30, 2021, the average borrowings under the Agreement and the average interest rate (excluding fees) were $106,720,548 and 0.21%, respectively.

40

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

10  Investments in Affiliated Funds

At June 30, 2021, the value of the Trust’s investment in affiliated funds was $5,030,292, which represents 1.9% of the Trust’s net assets applicable to common shares. Transactions in affiliated funds by the Trust for the year ended June 30, 2021 were as follows:

Name of affiliated fund	Value, beginning of period	Purchases	Sales proceeds	Net realized gain (loss)	Change in unrealized appreciation (depreciation)	Value, end of period	Dividend Income	Units, end of period

Short-Term Investments

Eaton Vance Cash Reserves Fund, LLC	$14,529,910	$227,434,475	$(236,932,747)	$(1,418)	$72	$5,030,292	$9,005	5,030,292

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2021, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Asset-Backed Securities	$—	$19,137,470	$—	$19,137,470

Closed-End Funds	4,599,247	—	—	4,599,247

Common Stocks	875,839	351,463	859,885	2,087,187

Convertible Preferred Stocks	—	—	0	0

Corporate Bonds	—	18,055,217	—	18,055,217

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	—	323,118,292	706,594	323,824,886

Warrants	—	51,158	11,088	62,246

Miscellaneous	—	—	0	0

Short-Term Investments	—	5,030,292	—	5,030,292

Total Investments	$5,475,086	$365,743,892	$1,577,567	$372,796,545

Forward Foreign Currency Exchange Contracts	$—	$599,912	$—	$599,912

Total	$5,475,086	$366,343,804	$1,577,567	$373,396,457

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,444)	$—	$(1,444)

Total	$—	$(1,444)	$—	$(1,444)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended June 30, 2021 is not presented.

41

Eaton Vance

Senior Income Trust

June 30, 2021

Notes to Financial Statements — continued

12  Risks and Uncertainties

Risks Associated with Foreign Investments

Foreign investments can be adversely affected by political, economic and market developments abroad, including the imposition of economic and other sanctions by the United States or another country. There may be less publicly available information about foreign issuers because they may not be subject to reporting practices, requirements or regulations comparable to those to which United States companies are subject. Foreign markets may be smaller, less liquid and more volatile than the major markets in the United States. Trading in foreign markets typically involves higher expense than trading in the United States. The Trust may have difficulties enforcing its legal or contractual rights in a foreign country. Securities that trade or are denominated in currencies other than the U.S. dollar may be adversely affected by fluctuations in currency exchange rates.

Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

LIBOR Transition Risk

Certain instruments held by the Trust may pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments (such as debt instruments and derivatives) and borrowing arrangements. The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing certain LIBOR settings on December 31, 2021, and the remaining LIBOR settings on June 30, 2023. Although the transition process away from LIBOR is expected to be defined in advance of the anticipated discontinuation, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate or rates. The phase-out of LIBOR may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments.

Pandemic Risk

An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in late 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, changes to healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks and disrupt normal market conditions and operations. The impact of this outbreak has negatively affected the worldwide economy, the economies of individual countries, individual companies, and the market in general, and may continue to do so in significant and unforeseen ways, as may other epidemics and pandemics that may arise in the future. Any such impact could adversely affect the Trust’s performance, or the performance of the securities in which the Trust invests.

13  Additional Information

On August 27, 2020, Saba Capital Master Fund, Ltd., a hedge fund (“Saba”), filed claims against the Trust in a lawsuit in Suffolk County Superior Court in Massachusetts asserting breach of contract and fiduciary duty by the Trust and certain of its affiliates, the Trust’s adviser, and the Board, following the implementation by the Trust of by-law amendments that (i) require trustee nominees in contested elections to obtain affirmative votes of a majority of eligible shares in order to be elected and (ii) establish certain requirements related to shares obtained in “control share” acquisitions. With respect to the Trust, Saba seeks rescission of these by-law provisions and certain related relief. On March 31, 2021, the court allowed in part and denied in part a motion to dismiss Saba’s claims.

14  Subsequent Event

On August 3, 2021, the Trust announced the final results of the Initial Cash Tender Offer that commenced on June 29, 2021 and expired on July 30, 2021. In accordance with the terms and conditions of the Initial Cash Tender Offer, the Trust purchased 20,330,291.438 shares from tendering shareholders. The purchase price of the properly tendered shares was equal to $6.7897 per share for an aggregate purchase price of $138,036,580.

42

Eaton Vance

Senior Income Trust

June 30, 2021

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Senior Income Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Eaton Vance Senior Income Trust (the “Trust”), including the portfolio of investments, as of June 30, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Trust as of June 30, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities and senior loans owned as of June 30, 2021, by correspondence with the custodian, brokers and selling or agent banks; when replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 18, 2021

We have served as the auditor of one or more Eaton Vance investment companies since 1959.

43

Eaton Vance

Senior Income Trust

June 30, 2021

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2022 will show the tax status of all distributions paid to your account in calendar year 2021. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and 163(j) interest dividends.

Qualified Dividend Income.  For the fiscal year ended June 30, 2021, the Trust designates approximately $158,615, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

163(j) Interest Dividends.  For the fiscal year ended June 30, 2021, the Trust designates 97.42% of distributions from net investment income as a 163(j) interest dividend.

44

Eaton Vance

Senior Income Trust

June 30, 2021

Joint Special Meeting of Shareholders (Unaudited)

The Fund held a Joint Special Meeting of Shareholders with certain other Eaton Vance closed-end funds on January 12, 2021 for the following purpose: approval of a new investment advisory agreement with EVM (“Proposal 1”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)
				`

Proposal 1	10,853,648	12,575,217	195,424	0

(1)	Fractional shares were voted proportionately.

(2)

All shares that were voted and votes to abstain were counted towards establishing a quorum, as were broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Abstentions and broker non-votes had the effect of a negative vote on the Proposal. Broker non-votes were not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

Following the May 12, 2021 announcement of four conditional tender offers, the first of which was conditioned on shareholder approval of a new investment advisory agreement with EVM, the Fund held a Special Meeting of Shareholders on June 24, 2021 for the following purpose: approval of a new investment advisory agreement with EVM (“Proposal 1”). The shareholder meeting results are as follows:

	Number of Shares(1)
	For	Against	Abstain(2)	Broker Non-Votes(2)
				`

Proposal 1	21,583,712	257,457	199,676	0

(1)	Fractional shares were voted proportionately.

(2)

All shares that were voted and votes to abstain were counted towards establishing a quorum, as were broker non-votes. (Broker non-votes are shares for which a broker returns a proxy but for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.) Abstentions and broker non-votes had the effect of a negative vote on the Proposal. Broker non-votes were not expected with respect to the Proposal because brokers are required to receive instructions from the beneficial owners or persons entitled to vote in order to submit proxies.

45

Eaton Vance

Senior Income Trust

June 30, 2021

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (Shares) of the Trust unless they elect otherwise through their investment dealer. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by American Stock Transfer & Trust Company, LLC, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

46

Eaton Vance

Senior Income Trust

June 30, 2021

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Senior Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

47

Eaton Vance

Senior Income Trust

June 30, 2021

Management and Organization

Fund Management.  The Trustees of Eaton Vance Senior Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to EV LLC, “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EV is the trustee of each of EVM and BMR. Effective March 1, 2021, each of EVM, BMR, EVD and EV are indirect, wholly owned subsidiaries of Morgan Stanley. Each officer affiliated with EVM may hold a position with other EVM affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 139 portfolios (with the exception of Messrs. Faust and Wennerholm and Ms. Frost who oversee 138 portfolios) in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds.

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2023. Trustee since 2007.

Chairman of Morgan Stanley Investment Management, Inc. (MSIM), member of the Board of Managers and President of EV, Chief Executive Officer of EVM and BMR, and Director of EVD. Formerly, Chairman, Chief Executive Officer and President of EVC. Trustee and/or officer of 138 registered investment companies. Mr. Faust is an interested person because of his positions with MSIM, BMR, EVM, EVD, and EV, which are affiliates of the Trust, and his former position with EVC, which was an affiliate of the Trust prior to March 1, 2021.

Directorships in the Last Five Years. Formerly, Director of EVC (2007-2021) and Hexavest Inc. (2012-2021) (investment management firm (2012-2021).

Noninterested Trustees

Mark R. Fetting 1954	Class II Trustee	Until 2024. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Other Directorships in the Last Five Years. None.

Cynthia E. Frost 1961	Class I Trustee	Until 2023. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012). Formerly, Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000). Formerly, Managing Director, Cambridge Associates (investment consulting company) (1989-1995). Formerly, Consultant, Bain and Company (management consulting firm) (1987-1989). Formerly, Senior Equity Analyst, BA Investment Management Company (1983-1985).

Other Directorships in the Last Five Years. None.

George J. Gorman 1952	Chairperson of the Board and Class III Trustee	Until 2022. Chairperson of the Board since 2021 and Trustee since 2014.	Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009). Other Directorships in the Last Five Years. None.

Valerie A. Mosley 1960	Class I Trustee(2)	Until 2023. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valmo Ventures (a consulting and investment firm). Founder of Upward Wealth, Inc., dba BrightUP, a fintech platform. Formerly, Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Formerly, Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Other Directorships in the Last Five Years. Director of DraftKings, Inc. (digital sports entertainment and gaming company) (since September 2020). Director of Groupon, Inc. (e-commerce provider) (since April 2020). Director of Envestnet, Inc. (provider of intelligent systems for wealth management and financial wellness) (since 2018). Formerly, Director of Dynex Capital, Inc. (mortgage REIT) (2013-2020).

48

Eaton Vance

Senior Income Trust

June 30, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring. Trustee Since(1)	Principal Occupation(s) and Other Directorships During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

William H. Park 1947	Class III Trustee(2)	Until 2022. Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Other Directorships in the Last Five Years. None.

Helen Frame Peters 1948	Class II Trustee	Until 2024. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Other Directorships in the Last Five Years. None.

Keith Quinton 1958	Class II Trustee	Until 2024. Trustee since 2018.

Private investor, researcher and lecturer. Formerly, Independent Investment Committee Member at New Hampshire Retirement System (2017-2021). Formerly, Portfolio Manager and Senior Quantitative Analyst at Fidelity Investments (investment management firm) (2001-2014).

Other Directorships in the Last Five Years. Formerly, Director (2016-2021) and Chairman (2019-2021) of New Hampshire Municipal Bond Bank.

Marcus L. Smith 1966	Class III Trustee	Until 2022. Trustee since 2018.

Private investor. Formerly, Portfolio Manager at MFS Investment Management (investment management firm) (1994-2017).

Other Directorships in the Last Five Years. Director of First Industrial Realty Trust, Inc. (an industrial REIT) (since 2021). Director of MSCI Inc. (global provider of investment decision support tools) (since 2017). Formerly, Director of DCT Industrial Trust Inc. (logistics real estate company) (2017-2018).

Susan J. Sutherland 1957	Class I Trustee	Until 2023. Trustee since 2015.

Private investor. Director of Ascot Group Limited and certain of its subsidiaries (insurance and reinsurance) (since 2017). Formerly, Director of Hagerty Holding Corp. (insurance) (2015-2018) and Montpelier Re Holdings Ltd. (insurance and reinsurance) (2013-2015). Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Other Directorships in the Last Five Years. Director of Kairos Acquisition Corp. (insurance/InsurTech acquisition company) (since 2021).

Scott E. Wennerholm 1959	Class II Trustee	Until 2024. Trustee since 2016.

Private investor. Formerly, Trustee at Wheelock College (postsecondary institution) (2012-2018). Formerly, Consultant at GF Parish Group (executive recruiting firm) (2016-2017). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Other Directorships in the Last Five Years. None.

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees

Eric A. Stein 1980	President	2020	Vice President and Chief Investment Officer, Fixed Income of EVM and BMR. Prior to November 1, 2020, Mr. Stein was a co-Director of Eaton Vance’s Global Income Investments. Also Vice President of Calvert Research and Management (“CRM”).

49

Eaton Vance

Senior Income Trust

June 30, 2021

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Officer Since(3)	Principal Occupation(s) During Past Five Years

Principal Officers who are not Trustees (continued)

Deidre E. Walsh 1971	Vice President and Chief Legal Officer	2009	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Kimberly M. Roessiger 1985	Secretary	2021	Vice President of EVM and BMR.

Richard F. Froio 1968	Chief Compliance Officer	2017	Vice President of EVM and BMR since 2017. Formerly, Deputy Chief Compliance Officer (Adviser/Funds) and Chief Compliance Officer (Distribution) at PIMCO (2012-2017) and Managing Director at BlackRock/Barclays Global Investors (2009-2012).

(1)	Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise.
(2)	APS Trustee.
(3)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election. Each officer serves until his or her successor is elected.

50

Eaton Vance Funds

Privacy Notice	April 2021

FACTS	WHAT DOES EATON VANCE DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

∎   Social Security number and income

∎    investment experience and risk tolerance

∎   checking account number and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Eaton Vance chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Eaton Vance share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our investment management affiliates’ everyday business purposes — information about your transactions, experiences, and creditworthiness	Yes	Yes
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For our investment management affiliates to market to you	Yes	Yes
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Questions?	Call toll-free 1-800-262-1122 or email: EVPrivacy@eatonvance.com

51

Eaton Vance Funds

Privacy Notice — continued	April 2021

Who we are
Who is providing this notice?	Eaton Vance Management, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Advisers International Ltd., Eaton Vance Global Advisors Limited, Eaton Vance Management’s Real Estate Investment Group, Boston Management and Research, Calvert Research and Management, Eaton Vance and Calvert Fund Families and our investment advisory affiliates (“Eaton Vance”) (see Investment Management Affiliates definition below)
What we do
How does Eaton Vance protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.
How does Eaton Vance collect my personal information?

We collect your personal information, for example, when you

∎   open an account or make deposits or withdrawals from your account

∎    buy securities from us or make a wire transfer

∎   give us your contact information

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

∎   sharing for affiliates’ everyday business purposes — information about your creditworthiness

∎   affiliates from using your information to market to you

∎    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing. See below for more on your rights under state law.

Definitions
Investment Management Affiliates	Eaton Vance Investment Management Affiliates include registered investment advisers, registered broker-dealers, and registered and unregistered funds. Investment Management Affiliates does not include entities associated with Morgan Stanley Wealth Management, such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

∎   Our affiliates include companies with a Morgan Stanley name and financial companies such as Morgan Stanley Smith Barney LLC and Morgan Stanley & Co.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ∎ Eaton Vance does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ∎ Eaton Vance doesn’t jointly market.
Other important information

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

52

Eaton Vance Funds

IMPORTANT NOTICES

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial intermediary, may household the mailing of your documents indefinitely unless you instruct AST, or your financial intermediary, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial intermediary. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial intermediary.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) files a schedule of portfolio holdings on Part F to Form N-PORT with the SEC. Certain information filed on Form N-PORT may be viewed on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov.

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its common shares outstanding as of the last day of the prior calendar year in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

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Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

171    6.30.21

Item 2.	Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has not amended the code of ethics as described in Form N-CSR during the period covered by this report. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees (the “Board”) has designated George J. Gorman and William H. Park, each an independent trustee, as audit committee financial experts. Mr. Gorman is a certified public accountant who is the Principal at George J. Gorman LLC (a consulting firm). Previously, Mr. Gorman served in various capacities at Ernst & Young LLP (a registered public accounting firm), including as Senior Partner. Mr. Gorman also has experience serving as an independent trustee and audit committee financial expert of other mutual fund complexes. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm).

Item 4.	Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended June 30, 2020 and June 30, 2021 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Eaton Vance Senior Income Trust

Fiscal Years Ended	06/30/20	06/30/21
Audit Fees	$100,100	$98,575
Audit-Related Fees(1)	$18,000	$0
Tax Fees(2)	$18,496	$18,846
All Other Fees(3)	$0	$0

Total	$136,596	$117,421

(1)

Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under the category of audit fees and specifically includes fees for the performance of certain agreed upon procedures relating to the registrant’s revolving credit agreement.

(2)

Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended June 30, 2020 and June 30, 2021; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	06/30/20	06/30/21
Registrant	$36,496	$18,846
Eaton Vance(1)	$103,703	$98,500

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Morgan Stanley.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman, William H. Park, Helen Frame Peters and Scott E. Wennerholm (Chair) are the members of the registrant’s audit committee.

Item 6.	Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of the Fund has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The trustees will review the Policies annually. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board, or any committee, sub-committee or group of independent trustees identified by the Board, which will instruct the investment adviser on the appropriate course of action. If the Board Members are unable to meet and the failure to vote a proxy would have a material adverse impact on the Fund, the investment adviser may vote such proxy, provided that it discloses the existence of the material conflict to the Chairperson of the Fund’s Board as soon as practicable and to the Board at its next meeting.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies in accordance with customized proxy voting guidelines (the “Guidelines”) and/or refer them back to the investment adviser pursuant to the Policies.

The Agent is required to establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services, including methods to reasonably ensure that its analysis and recommendations are not influenced by a conflict of interest. The Guidelines include voting guidelines for matters relating to, among other things, the election of directors, approval of independent auditors, executive compensation, corporate structure and anti-takeover defenses. The investment adviser may cause the Fund to abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote or it is unable to access or access timely ballots or other proxy information, among other stated reasons. The Agent will refer Fund proxies to the investment adviser for instructions under circumstances where, among others: (1) the application of the Guidelines is unclear; (2) a particular proxy question is not covered by the Guidelines; or (3) the Guidelines require input from the investment adviser. When a proxy voting issue has been referred to the investment adviser, the analyst (or portfolio manager if applicable) covering the company subject to the proxy proposal determines the final vote (or decision not to vote) and the investment adviser’s Proxy Administrator (described below) instructs the Agent to vote accordingly for securities held by the Fund. Where more than one analyst covers a particular company and the recommendations of such analysts voting a proposal conflict, the investment adviser’s Global Proxy Group (described below) will review such recommendations and any other available information related to the proposal and determine the manner in which it should be voted, which may result in different recommendations for the Fund that may differ from other clients of the investment adviser.

The investment adviser has appointed a Proxy Administrator to assist in the coordination of the voting of client proxies (including the Fund’s) in accordance with the Guidelines and the Policies. The investment adviser and its affiliates have also established a Global Proxy Group. The Global Proxy Group develops the investment adviser’s positions on all major corporate issues, creates the Guidelines and oversees the proxy voting process. The Proxy Administrator maintains a record of all proxy questions that have been referred by the Agent, all applicable recommendations, analysis and research received and any resolution of the matter. Before instructing the Agent to vote contrary to the Guidelines or the recommendation of the Agent, the Proxy Administrator will provide the Global Proxy Group with the Agent’s recommendation for the proposal along with any other relevant materials, including the basis for the analyst’s recommendation. The Proxy Administrator will then instruct the Agent to vote the proxy in the manner determined by the Global Proxy Group. A similar process will be followed if the Agent has a conflict of interest with respect to a proxy. The investment adviser will report to the Fund’s Board any votes cast contrary to the Guidelines or Agent recommendations, as applicable, no less than annually.

The investment adviser’s Global Proxy Group is responsible for monitoring and resolving possible material conflicts with respect to proxy voting. Because the Guidelines are predetermined and designed to be in the best interests of shareholders, application of the Guidelines to vote client proxies should, in most cases, adequately address any possible conflict of interest. The investment adviser will monitor situations that may result in a conflict of interest between any of its clients and the investment adviser or any of its affiliates by maintaining a list of significant existing and prospective corporate clients. The Proxy Administrator will compare such list with the names of companies of which he or she has been referred a proxy statement (the “Proxy Companies”). If a company on the list is also a Proxy Company, the Proxy Administrator will report that fact to the Global Proxy Group. If the Proxy Administrator intends to instruct the Agent to vote in a manner inconsistent with the Guidelines, the Global Proxy Group will first determine, in consultation with legal counsel if necessary, whether a material conflict exists. If it is determined that a material conflict exists, the investment adviser will seek instruction on how the proxy should be voted from the Fund’s Board, or any committee or subcommittee identified by the Board. If a matter is referred to the Global Proxy Group, the decision made and basis for the decision will be documented by the Proxy Administrator and/or Global Proxy Group.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. William E. Holt, Catherine C. McDermott, Daniel P. McElaney, John P. Redding and Andrew N. Sveen comprise the investment team responsible for the overall and day-to-day management of the Trust’s investments.

Messrs. Holt, McElaney and Sveen and Ms. McDermott are Vice Presidents of EVM and have been portfolio managers of the Trust since March 2019. Mr. Redding is a Vice President of EVM and have been a portfolio manager of the Trust since November 2001. Messrs. Redding and Sveen and Ms. McDermott have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
William E. Holt
Registered Investment Companies	5	$2,574.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Catherine C. McDermott
Registered Investment Companies	8	$5,757.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

Daniel P. McElaney
Registered Investment Companies	5	$2,574.3	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

John P. Redding
Registered Investment Companies	2	$917.1	0	$0
Other Pooled Investment Vehicles	2	$137.8	0	$0
Other Accounts	0	$0	0	$0

Andrew N. Sveen
Registered Investment Companies	13	$38,120.4	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
William E. Holt	None
Catherine C. McDermott	None
Daniel P. McElaney	None
John P. Redding	$100,001 - $500,000
Andrew N. Sveen	None

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has the following primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of restricted shares of Morgan Stanley stock that are subject to a fixed vesting and distribution schedule. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the December 31st fiscal year end of Morgan Stanley.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to the Sharpe ratio, which uses standard deviation and excess return to determine reward per unit of risk. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10.	Submission of Matters to a Vote of Security Holders

No material changes.

Item 11.	Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

No activity to report for the registrant’s most recent fiscal year end.

Item 13.	Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Senior Income Trust

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	August 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	August 19, 2021

By:	/s/ Eric A. Stein
Eric A. Stein
President

Date:	August 19, 2021